                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-11(c) or
                 Section240.14a-12

                         MEDICALOGIC, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                                     [LOGO]

                               MEDICALOGIC, INC.
                           20500 NW Evergreen Parkway
                              Hillsboro, OR 97124

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 9, 2000

To the Shareholders of MedicaLogic:

    The 2000 annual meeting of shareholders of MedicaLogic will be held on May 9, 2000 at 10:00 a.m. local time, at the Hotel Vintage Plaza, 422 SW Broadway, Portland, Oregon, 97205, for the following purposes:

    1. To consider and vote on a proposal to amend the MedicaLogic 1999 Stock Incentive Plan to increase the number of shares of MedicaLogic common stock reserved for issuance under the plan from 2,000,000 to 8,000,000;

    2. To consider and vote on a proposal to amend the MedicaLogic 1999 Employee Stock Purchase Plan to increase the number of shares of MedicaLogic common stock reserved for issuance under the plan from 1,000,000 to 2,500,000;

    3.  To elect (a) four Class I directors, (b) two Class II directors and
       (c) one Class III director of MedicaLogic, each to serve for the terms and, in some cases, subject to certain events described in the accompanying proxy statement and until their successors are duly elected and qualified, or until their earlier resignation or removal; and

    4. To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

    Only MedicaLogic shareholders of record at the close of business on March 31, 2000 are entitled to vote at the annual meeting. A form of proxy and a proxy statement containing more detailed information about the matters to be considered at the annual meeting accompany this notice. We urge you to give this material your careful attention.

    Whether or not you expect to attend the meeting, you are respectfully requested to complete, date and sign the enclosed proxy form and promptly return it in the enclosed postage-prepaid envelope. You may attend the meeting in person even though you have sent in your proxy; retention of the proxy is not necessary for admission to the meeting.

                                          By Order of the Board of Directors,
                                          David C. Moffenbeier
                                          PRESIDENT AND SECRETARY

Hillsboro, Oregon
April 6, 2000

                            YOUR VOTE IS IMPORTANT.
                TO VOTE YOUR SHARES, PLEASE COMPLETE, SIGN, DATE
                        AND MAIL THE ENCLOSED PROXY CARD
                   PROMPTLY IN THE ENCLOSED RETURN ENVELOPE.

                               MEDICALOGIC, INC.
                                PROXY STATEMENT
                      2000 ANNUAL MEETING OF SHAREHOLDERS

                            ------------------------

    This document is being furnished to shareholders of MedicaLogic as part of the solicitation of proxies by the MedicaLogic board of directors for use at the annual meeting of shareholders to be held on May 9, 2000 at 10:00 a.m. local time, at the Hotel Vintage Plaza, 422 SW Broadway, Portland, Oregon, 97205. This proxy statement and the enclosed form of proxy are first being mailed to shareholders on or about April 6, 2000.

    Shareholders will receive under separate cover a Joint Proxy
Statement/Prospectus relating to MedicaLogic's proposed mergers with Medscape, Inc. and Total eMed, Inc. A special meeting with respect to those mergers is scheduled to be held on May 10, 2000.

    UPON WRITTEN REQUEST ADDRESSED TO MEDICALOGIC'S CORPORATE SECRETARY, DAVID
C. MOFFENBEIER, 20500 NW EVERGREEN PARKWAY, HILLSBORO, OREGON 97124, ANY PERSON WHOSE PROXY IS SOLICITED BY THIS PROXY STATEMENT WILL BE PROVIDED, WITHOUT CHARGE, A COPY OF MEDICALOGIC'S ANNUAL REPORT ON FORM 10-K.

          SOLICITATION, VOTING SECURITIES AND REVOCABILITY OF PROXIES

    The cost of soliciting proxies for the annual meeting will be borne by MedicaLogic. In addition to soliciting proxies by mail, proxies may be solicited personally or by telephone, facsimile, or other means of communication by directors, officers and employees of MedicaLogic. These persons will not be specifically compensated for these activities, but they may be reimbursed for reasonable out-of-pocket expenses in connection with this solicitation. Arrangements may also be made with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by these persons. MedicaLogic will reimburse these brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection with this solicitation.

    The board has fixed the close of business on March 31, 2000 as the record date to determine the shareholders entitled to receive notice of, and to vote at, the annual meeting. Each holder of record of MedicaLogic common stock on the record date is entitled to cast one vote per share on all matters properly submitted to a vote at the annual meeting. As of the close of business on March 31, 2000, 32,010,397 shares of common stock were outstanding and entitled to vote, held by approximately 300 holders of record. For purposes of the votes on all proposals set forth below, the holders of at least a majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum at our annual meeting, which is necessary for the transaction of business. Abstentions and broker non-votes (the submission of a proxy by a broker or nominee specifically indicating the lack of discretionary authority to vote on the matter) will be counted as present for purposes of determining the presence or absence of a quorum for the transaction of business.

    The following table shows the votes required to approve each proposal.

PROPOSAL                                                       VOTE REQUIRED
--------                                       ---------------------------------------------
- Amendment to the 1999 Stock Incentive        A majority of the votes cast must vote in
  Plan.......................................  favor of the proposal.

- Amendment to the 1999 Employee Stock
  Purchase Plan..............................  A majority of the votes cast must vote in favor of the proposal.

- Election of directors......................  The directors are elected by a plurality of the votes cast. The Oregon statutory term
                                               "plurality" means that the director nominees
                                               who receive the most votes will be elected.

    The shareholders present at the annual meeting may continue to transact business until adjournment, notwithstanding the subsequent withdrawal of enough shareholders to leave less than a quorum or the refusal of any shareholder present in person or by proxy to vote or participate in the annual meeting. If the annual shareholders meeting is adjourned for any reason, the approval of any of the proposals may be considered and voted upon by shareholders at the subsequent reconvened meeting. All proxies will be voted in the same manner as they would have been voted at the original meeting, except for any proxies that have been properly withdrawn or revoked.

    Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before its exercise. The proxy may be revoked by:

    - filing with the Secretary, David C. Moffenbeier, at or before the vote at the annual meeting, a written notice of revocation dated after the date of the proxy;

    - signing a later proxy relating to the same shares and delivering it to the Secretary before the annual meeting; or

    - attending the annual meeting and voting in person.

    Attendance at the annual meeting, however, will not in and of itself constitute a revocation of a proxy. All valid, unrevoked proxies will be voted at the annual meeting in accordance with the instructions given.

                    PROPOSAL TO APPROVE AND ADOPT AMENDMENT
                    TO THE MEDICALOGIC STOCK INCENTIVE PLAN

    MedicaLogic maintains the 1999 Stock Incentive Plan (the "Plan") for the benefit of its employees and others who provide services to MedicaLogic. The board of directors believes the availability of stock incentives is an important factor in MedicaLogic's ability to attract and retain experienced and competent employees and to provide an incentive for them to exert their best efforts on behalf of MedicaLogic. As of March 15, 2000, out of a total of 2,000,000 shares reserved for issuance under the Plan, only 246,968 shares remained available for grant. The board of directors believes additional shares will be needed under the Plan to provide appropriate incentives to employees. Accordingly, the board of directors has approved an amendment to the Plan, subject to shareholder approval, to reserve an additional 6,000,000 shares under the Plan. The total number of shares reserved for issuance under the Plan would thus be increased from 2,000,000 to 8,000,000 shares.

    Key provisions of the Plan are described below. The complete text of the Plan, marked to show the proposed amendment, is attached to this document as APPENDIX A. We urge MedicaLogic shareholders to read the amendment to the Plan carefully.

DESCRIPTION OF THE PLAN

    SHARES RESERVED FOR THE PLAN

    A total of 2,000,000 shares of MedicaLogic common stock have been reserved for issuance under the Plan. If this proposal to amend the Plan is approved, the number of shares reserved for issuance under the Plan will be increased to 8,000,000. The board of directors may adjust the number and kind of shares available for grants under the Plan if the outstanding capital stock of MedicaLogic is subsequently increased or decreased or changed for a different number or kind or by reason of any reorganization, merger, consolidation, plan of exchange, recapitalization, reclassification, reverse or forward stock split, combination of shares, or dividend payable in shares.

    If any option under the Plan expires or is canceled or terminated and is unexercised in whole or in part, the shares allocable to the unexercised portion will again become available for awards under the Plan.

    ADMINISTRATION

    The board of directors has the authority to administer the Plan, including the designation of grant or award recipients. Subject to the provisions of the Plan, the board may from time to time adopt and amend rules and regulations relating to its administration. The interpretation and construction of the provisions of the Plan and any stock bonus, stock purchase and option agreements under the Plan by the board of directors will be final and conclusive. Whenever the operation of the Plan requires that the fair market value of MedicaLogic's common stock be determined, the fair market value will be determined by, or in a manner approved by, the board. While the common stock is publicly traded, the fair market value of the common stock will be the closing price of the common stock as reported in THE WALL STREET JOURNAL on the last trading day preceding the date an award is granted or exercised, as applicable, or such other reported value of the common stock as may be specified by the board.

    PARTICIPATION AND TYPES OF GRANTS

    The Plan offers the following types of grants, awards, and sales:
(i) incentive stock options, as defined in Section 422 of the Internal Revenue Code (the "Code"); (ii) non-statutory stock options; (iii) stock appreciation rights or bonus rights; (iv) stock bonuses; and (v) restricted stock, to directors, officers, and employees of MedicaLogic or any parent or subsidiary of MedicaLogic, and other key individuals such as consultants to MedicaLogic who the board believes have made or will make an essential contribution to MedicaLogic. Only employees of MedicaLogic are eligible to receive incentive stock options under the Plan.

    At the time of an option grant, the board will specify the action taken with respect to each person granted, awarded, or sold any option or stock under the Plan and will designate each option granted under the Plan as an incentive stock option or a non-statutory stock option. No employee may be granted stock options or stock appreciation rights under the Plan for more than an aggregate of 200,000 shares of common stock in connection with the hiring of the employee or 500,000 shares in any calendar year thereafter.

    STOCK OPTIONS

    Options granted under the Plan may be exercised over the period stated in each option agreement in amounts and at times prescribed by the board and stated in the option agreement. However, options may not be exercised in fractional shares, and the right to exercise will be at least 20 percent per year over five years from the date the option is granted. If the optionee does not exercise an option in any period with respect to the full number of shares to which the optionee is entitled in that period, the optionee may purchase those shares in any subsequent period during the term of the option. An optionee must give written notice to MedicaLogic of the optionee's intention to exercise. The optionee must have paid MedicaLogic the full purchase price in cash, shares of stock previously acquired, or in any combination of cash and shares on or before the date specified for completion of the purchase. Optionees must also pay to MedicaLogic any amount necessary to satisfy any applicable federal, state, and local withholding tax requirements. MedicaLogic has the right to withhold any amounts due from other amounts payable by MedicaLogic to the optionee, including salary, subject to applicable law.

    INCENTIVE STOCK OPTIONS. No employee may be granted incentive stock options under the Plan such that the aggregate fair market value, on the date of grant, of the stock with respect to which incentive stock options are exercisable for the first time by that employee during any calendar year, under the Plan and under any other incentive stock option plan, within the meaning of Section 422 of the Code, of MedicaLogic or any parent or subsidiary of MedicaLogic, exceeds $100,000. The board will determine the exercise price per share of each incentive stock option granted under the Plan. However, the exercise price may not be less than 100 percent of the fair market value of the shares covered by the incentive stock option on the date the incentive stock option is granted. The board will determine the duration of the options up to a maximum of ten years.

    If an employee owns more than 10 percent of the total combined voting power of all classes of stock of MedicaLogic, or of any parent or subsidiary of MedicaLogic, an incentive stock option may only be granted if the exercise price is at least 110 percent of the fair market value of the stock subject to the option on the date it is granted. This option must be exercised within five years from the date it is granted.

    NON-STATUTORY STOCK OPTIONS. The board will determine the exercise price per share of each option granted under the Plan. However, the exercise price of non-statutory stock options may not be less than 85 percent of the fair market value of the shares covered by the option on the date the option is granted. The board will determine the duration of the option, not to exceed 10 years.

    STOCK APPRECIATION RIGHTS

    Stock appreciation rights ("SARs") may be granted under the Plan. SARs may, but need not, be granted in connection with an option grant or an outstanding option previously granted under the Plan. A SAR gives the holder the right to payment from the company of an amount equal in value to the excess of fair market value on the date of exercise of a share of common stock of the company over its fair market value on the date of the grant, or if granted in connection with an option, the option price per share under the option to which the SAR relates.

    A SAR is exercisable only at the time or times established by the board. If a SAR is granted in connection with an option, it is exercisable only to the extent and on the same conditions that the related option is exercisable. Payment by the company upon exercise of a SAR may be made in common stock of the company valued at its fair market value, in cash, or partly in stock and partly in cash, as determined by the board. To date, no SARs have been granted under the Plan.

    The existence of SARs, as well as certain bonus rights described below, would require charges to income over the life of the right based upon the amount of appreciation, if any, in the market value of the common stock of the company over the exercise price of shares subject to exercisable SARs or bonus rights.

    STOCK BONUS AWARDS

    The board may also award common stock of the company as a stock bonus under the Plan. The board may determine the recipients of the awards, the number of shares to be awarded and the time of the award. Stock received as a stock bonus is subject to the terms, conditions and restrictions determined by the board at the time the stock is awarded.

    RESTRICTED STOCK

    The Plan also provides that the company may issue restricted stock in amounts, for consideration, subject to restrictions, and on terms, determined by the board.

    CASH BONUS RIGHTS

    The board may grant cash bonus rights under the Plan in connection with
(i) options or SARs granted or previously granted, (ii) stock bonuses awarded or previously awarded and (iii) shares sold or previously sold under the Plan. Bonus rights granted in connection with options entitle the optionee to a cash bonus when the related option is exercised in whole or in part. The amount of the bonus is determined by multiplying the excess of the total fair market value of the shares to be acquired upon the exercise over the total exercise price for the shares by the applicable bonus percentage. The bonus percentage applicable to any bonus right is determined by the board but may in no event exceed 100%. Bonus rights granted in connection with stock bonuses or restricted stock purchases entitle the recipient to a cash bonus, in an amount determined by the board, when the stock is awarded or purchased or any restrictions to which the stock is subject lapse. To date, no cash bonus rights have been granted under the Plan.

    TRANSFERABILITY

    Each option granted under the Plan by its terms will be nonassignable and nontransferable by the holder except by will or by the laws of descent and distribution of the state or country of the holder's domicile at the time of death, and by its terms will be exercisable during the holder's lifetime only by the holder.

    TERMINATION OF EMPLOYMENT

    If an employee is terminated by retirement or for any reason other than death or disability, any option held by the employee may be exercised at any time before its expiration date or the expiration of three months after the date of termination, whichever is the shorter period. Subject to the restrictions in the Plan, if an employee's employment by MedicaLogic or any parent or subsidiary of MedicaLogic is terminated because of death or physical disability, within the meaning of Section 22(e)(3) of the Code, any option held by the employee may be exercised at any time before its expiration date or the expiration of one year after the date of termination, whichever is the shorter period. All rights to exercise the option will cease upon the expiration of the limited periods provided above.

    The board may establish provisions relating to the termination of persons who are not employees of MedicaLogic with respect to options. Subject to limitations specified in the Plan, the board may also establish provisions relating to the repurchase of any shares acquired upon the exercise of options in the event of termination of employment or termination of service for non-employees for any reason other than death or disability.

    AMENDMENT OF THE PLAN

    The board may modify or amend the Plan as it deems advisable. However, no change in an option already granted to any person may be made without the written consent of that person. The board may not increase the total number of shares that may be issued under the Plan or change the class of persons eligible to receive options under the Plan unless approved by MedicaLogic's shareholders.

FEDERAL INCOME TAX CONSEQUENCES

    The following is a general discussion of certain federal income tax considerations concerning non-statutory stock options and incentive stock options. The discussion does not describe any tax consequences of stock bonuses, stock appreciation rights, restricted stock or cash bonus rights, nor does the discussion describe any tax consequences under the tax laws of any state, locality or foreign jurisdiction. Furthermore, the discussion is based on the provisions of the Code and regulations, rulings and judicial decisions thereunder as of the date hereof, and such authorities may be repealed or modified retroactively so as to result in federal income tax consequences different from those discussed below. THE DISCUSSION BELOW DOES NOT DISCUSS ALL FEDERAL TAX CONSEQUENCES THAT MAY BE RELEVANT TO A PARTICULAR OPTIONEE, AND IS NOT INTENDED AS TAX ADVICE. FOR EXAMPLE, THE DISCUSSION BELOW GENERALLY IS APPLICABLE ONLY IF SHARES ACQUIRED PURSUANT TO EXERCISE OF OPTIONS ARE HELD BY OPTIONEES AS CAPITAL ASSETS. ALSO, THE DISCUSSION BELOW GENERALLY IS APPLICABLE ONLY IF SHARES ACQUIRED PURSUANT TO EXERCISE OF OPTIONS ARE NOT SUBJECT TO REPURCHASE BY MEDICALOGIC.

    NON-STATUTORY STOCK OPTIONS

    GENERAL. No income is realized by the grantee of a non-statutory stock option until the option is exercised. When a non-statutory stock option is exercised, the optionee recognizes ordinary compensation income, and MedicaLogic generally becomes entitled to a deduction, in the amount by which the market value of the shares subject to the non-statutory stock option at the time of exercise exceeds the exercise price. With respect to options exercised by certain executive officers, MedicaLogic's deduction could in certain circumstances be limited by the $1,000,000 cap on deductibility set forth in
Section 162(m) of the Code. MedicaLogic is required to withhold income and employment taxes on all amounts treated as ordinary income to optionees who are employees of MedicaLogic. Upon the sale of shares acquired by exercise of a non-statutory stock option, the amount by which the sale proceeds exceed the market value of the shares on the date of exercise will constitute capital gain. In general, capital gain will be taxed at favorable rates if the optionee holds the shares for more than one year, and will be taxed at even more favorable rates in certain circumstances if the optionee holds the shares for more than five years.

    EXERCISE USING PREVIOUSLY ACQUIRED SHARES. If an optionee exercises a non-statutory stock option using previously acquired shares (the "exercise shares"), the tax results of the option exercise generally will be as set forth above, except that for purposes of determining the tax consequences upon disposition of the shares acquired upon exercise of the option (the "option shares") the option shares will be divided into two groups. The first group, consisting of the number of option shares equal to the number of exercise shares, will have a tax basis equal to the tax basis of the exercise shares immediately before the exercise of the option. The second group, consisting of the balance of the option shares, will have a tax basis equal to the market value of the shares on the date of exercise of the option. The gain upon disposition of option shares will be the excess of the sales proceeds over the tax basis of the shares. If the exercise shares were acquired on exercise of an incentive stock option, the option shares in the first group generally will be treated for tax purposes as if acquired at the same time as the exercise shares. The use of shares previously acquired on exercise of an incentive stock option to exercise a non-statutory stock option will not be treated as an early disposition of the exercise shares even though the applicable holding periods have not been satisfied. Before exercising a non-statutory stock option using previously acquired shares, optionees should consult their individual tax advisers.

    EXERCISE BY "INSIDERS". The tax consequences described above also apply to an optionee who is an "insider" for purposes of Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), unless both (a) the grant of the option was not approved by either the board of directors or a committee composed solely of two or more non-employee directors and (b) the insider exercises the option within six months of the date of grant. Optionees who are insiders should consult their individual tax advisers before exercising a non-statutory stock option in such cases.

    INCENTIVE STOCK OPTIONS

    GENERAL. No income will be recognized by an optionee upon either grant or exercise of an incentive stock option. The amount by which the market value of shares issued upon exercise of an incentive stock option exceeds the exercise price, however, is included in the optionee's alternative minimum taxable income and may, under certain conditions, be taxed under the alternative minimum tax. If the optionee holds shares acquired upon exercise of an incentive stock option for two years after the date of grant and one year after the date of exercise (the "holding periods"), and if the optionee has been an employee of MedicaLogic (or of any parent or subsidiary of MedicaLogic) at all times from the date of grant to the date three months (or longer in cases of death or disability) before exercise, then any gain realized by the optionee upon sale or exchange of the shares will be capital gain. In general, capital gain will be taxed at favorable rates if the optionee holds the shares for more than one year, and will be taxed at even more favorable rates in certain circumstances if the optionee holds the shares for more than five years.

    Generally, if an optionee disposes of shares acquired upon exercise of an incentive stock option within the holding periods and all requirements other than the holding period rules are met (an "early disposition"), the optionee generally will recognize ordinary compensation income for the year of disposition equal to the lesser of (i) the excess of the market value of the shares on the date of exercise over the exercise price or (ii) the excess of the amount realized on disposition of the shares over the exercise price. The remainder of the gain realized upon the early disposition, if any, will be capital gain. In general, capital gain will be taxed at favorable rates if the optionee holds the shares for more than one year, and will be taxed at even more favorable rates in certain circumstances if the optionee holds the shares for more than five years. If shares acquired upon exercise of an incentive stock option are disposed of in an early disposition, MedicaLogic generally will be entitled to a deduction in the year of disposition equal to the amount of ordinary compensation income recognized by the optionee. With respect to shares purchased by certain executive officers, MedicaLogic's deduction could in certain circumstances be limited by the $1,000,000 cap on deductibility under
Section 162(m) of the Code.

    EXERCISE USING PREVIOUSLY ACQUIRED SHARES. If an optionee exercises an incentive stock option using previously acquired shares (the "exercise shares") to acquire new shares (the "option shares"), the tax results generally will be as set forth above, with the following exceptions. If the exercise shares were acquired on exercise of an incentive stock option and the applicable holding periods have not been satisfied with respect to the exercise shares, the optionee will be treated as having made an early disposition of the exercise shares, and accordingly will have ordinary compensation income for the year of disposition as discussed above.

    In addition, regulations proposed by the Internal Revenue Service divide the option shares into two groups for purposes of determining the tax consequences upon their disposition. The first group, consisting of the number of option shares equal to the number of exercise shares, will have a tax basis equal to the tax basis of the exercise shares immediately before exercise of the option, increased by any amount recognized as ordinary compensation income on the disposition of the exercise shares. The second group, consisting of the balance of the option shares, will have a tax basis of zero. The gain upon disposition of option shares will be the excess of the sales proceeds over the tax basis of the shares. If the exercise shares were acquired on exercise of an incentive stock option and the applicable holding periods had been satisfied with respect to the exercise shares, the option shares in the first group generally will be treated for tax purposes as if acquired at the same time as the exercise shares. Only shares in the second group will effectively be subject to the incentive stock option holding periods, and on an early disposition of those shares an amount equal to their market value on the date of exercise will be treated as ordinary compensation income. The disposition of any option share, however, will be treated as the disposition of a share in the second group until either all of the shares in the second group have been disposed of or the holding periods have been satisfied. Before exercising an incentive stock option using previously acquired shares, optionees should consult their individual tax advisers.

    EXERCISE BY "INSIDERS". The tax consequences described above also apply to an optionee who is an "insider" for purposes of Section 16(b) of the Exchange Act, unless both (a) the grant of the incentive stock option was not approved by either the board of directors or a committee composed solely of two or more non-employee directors and (b) the insider exercises the incentive stock option within six months of the date of grant. Optionees who are insiders should consult their individual tax advisers before exercising an incentive stock option in such cases.

RESTRICTIONS ON TRANSFERABILITY OF SHARES

    Section 16(b) of the Exchange Act requires corporate "insiders" to pay to MedicaLogic any "profit" realized through any "purchase and sale" or "sale and purchase" of MedicaLogic's securities within any period of less than six months. Neither the grant nor the exercise of an option under the Plan is treated as a purchase for purposes of creating liability under Section 16(b) if either
(a) the grant of the option is approved by either the board of directors or a committee composed solely of two or more non-employee directors, (b) the grant is approved or ratified by MedicaLogic's shareholders no later than the date of the next annual meeting of shareholders or (c) at least six months elapse between the grant of the option and the sale of shares acquired upon exercise of the option. The sale of shares acquired upon exercise of an option, however, is subject to Section 16(b) and may be matched with a purchase subject to
Section 16(b) to result in liability. MedicaLogic may not waive the violation, permit rescission of a transaction with it or settle for less than the entire "profit" realized, unless recovery on the merits is in serious doubt.
Section 16(b) applies to transactions by beneficial owners of more than 10 percent of the common stock and to directors and executive officers of MedicaLogic. The liability to MedicaLogic arising under Section 16(b) may limit the ability of such owners, executive officers and directors to dispose of any common stock acquired upon exercise of options granted under the Plan within less than six months of an acquisition of shares in a transaction that is not exempt from the provisions of Section 16(b).

    In addition, sales of MedicaLogic's securities by affiliates of MedicaLogic are subject to the registration requirements of the Securities Act of 1933 (the "Securities Act"). As a result, affiliates must sell shares acquired upon exercise of options pursuant to an effective registration statement or pursuant to an exemption from registration. In this regard, Rule 144 under the Securities Act may be available for the resale of such shares provided that all the conditions of Rule 144 are met at the time of resale.

STOCK OPTION GRANTS TO INDEPENDENT DIRECTORS

    Each individual who becomes an independent director receives a non-statutory option to purchase 30,000 shares of MedicaLogic common stock when the individual becomes a director.

RECOMMENDATION OF THE BOARD

    THE BOARD OF DIRECTORS RECOMMENDS THE SHAREHOLDERS VOTE FOR THE PROPOSAL TO AMEND THE PLAN AS DESCRIBED ABOVE. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING SHARES PRESENT AT THE ANNUAL MEETING IS REQUIRED TO APPROVE THIS PROPOSAL. ABSTENTIONS HAVE THE SAME EFFECT AS "NO" VOTES IN DETERMINING WHETHER THE AMENDMENT IS APPROVED. BROKER NON-VOTES HAVE NO EFFECT ON THE RESULTS OF THE VOTE. THE PROXIES WILL BE VOTED FOR OR AGAINST THE PROPOSAL OR AS AN ABSTENTION, IN ACCORDANCE WITH THE INSTRUCTIONS SPECIFIED ON THE PROXY FORM. IF NO INSTRUCTIONS ARE GIVEN, PROXIES WILL BE VOTED FOR THE PROPOSAL.

            PROPOSAL TO AMEND THE 1999 EMPLOYEE STOCK PURCHASE PLAN

    The MedicaLogic 1999 Employee Stock Purchase Plan, or the ESPP, provides a convenient and practical means by which employees may participate in stock ownership of MedicaLogic. The board of directors believes that the opportunity to acquire a proprietary interest in the success of MedicaLogic through the acquisition of shares of common stock pursuant to the ESPP is an important aspect of MedicaLogic's ability to attract and retain highly qualified and motivated employees. The board of directors believes additional shares will be needed under the ESPP to provide appropriate incentive to the growing number of key employees and others as a result of MedicaLogic's recent acquisitions. Accordingly, the board has approved an amendment to the ESPP, subject to shareholder approval, to reserve an additional 1,500,000 shares for the ESPP, and thus increase the total number of shares reserved for issuance under the ESPP from 1,000,000 to 2,500,000 shares.

    Key provisions of the ESPP are described below. The complete text of the ESPP, marked to show the proposed amendment, is attached to this document as APPENDIX B.

SHARES RESERVED FOR ESPP

    MedicaLogic has reserved a total of 1,000,000 shares of common stock for issuance under the ESPP. If this proposal to amend the ESPP is approved, the number of shares reserved for issuance under the ESPP will be increased to 2,500,000. The number of shares issuable under the ESPP is subject to adjustment in the event of stock dividends, reverse or forward stock splits, combinations of shares, recapitalizations or other changes in the outstanding common stock.

ADMINISTRATION

    The ESPP is administered by MedicaLogic's board of directors. The board has the power to make and interpret all rules and regulations it deems necessary to administer the ESPP. Any determination, decision or act of the board with respect to any action in connection with the construction, interpretation, administration or application of the ESPP will be final, conclusive and binding upon all participants. The board may delegate administration of the ESPP to the compensation committee of the board.

ELIGIBILITY

    Except as described below, all full-time employees, as defined in the ESPP, of MedicaLogic and its participating subsidiaries are eligible to participate in the ESPP. Any employee who would, immediately after an offering and after including the number of shares that could be purchased in the offering, own or be considered to own five percent or more of the voting power or value of all classes of stock of MedicaLogic, or any parent or subsidiary of MedicaLogic, is ineligible to participate in that offering.

ESPP OFFERINGS

    The initial offering under the ESPP began on December 10, 1999, the first day that MedicaLogic's common stock was publicly traded on the Nasdaq National Market and will end on February 15, 2002. A series of one year offerings will commence on February 15 of each year beginning with February 15, 2002 and ending on February 15 of the following year. The first day of each offering is an "offering date" for the applicable offering.

    The initial offering includes four purchase periods, the first of which commenced on December 10, 1999 and will end on August 15, 2000 and others of which after the initial purchase period will be consecutive six-month periods ending on February 15, 2001, August 15, 2001 and February 15, 2002. Each subsequent offering will include two six-month purchase periods ending on August 15 and February 15 of that offering. The last day of each purchase period is a "purchase date" for the applicable offering. An employee may participate in only one offering at a time and may purchase shares only through payroll deductions permitted under the ESPP.

    No employee may purchase more than 10,000 shares in any offering, and an employee's right to purchase shares under the ESPP may not accrue at a rate that exceeds $25,000 of the fair market value of shares, as determined on the date of grant, for each calendar year of an offering.

PROCEDURE FOR PARTICIPATION AND PAYROLL DEDUCTIONS

    Each eligible employee may elect to participate in the ESPP by filing a subscription and payroll deduction authorization on a form furnished by MedicaLogic. In the payroll deduction authorization, the employee must specify the percentage of his or her cash compensation to be deducted under the ESPP. Payroll deductions must be a whole percentage of not less than one percent or more than 15 percent of a participant's gross amount of base pay plus commissions, if any. The ESPP also includes rules pursuant to which persons who become eligible employees after commencement of an offering may begin participation in the offering after the next purchase date.

PURCHASE OF SHARES

    Shares of common stock are purchased for employees' accounts under the ESPP on each purchase date. The price at which shares may be purchased on any purchase date in an offering will be the lower of (a) 85 percent of the fair market value of a share of common stock on the offering date of the offering or
(b) 85 percent of the fair market value of a share of common stock on the purchase date. The fair market value of a share of common stock on any date will be the closing price on the immediately preceding trading day as reported by the Nasdaq National Market or, if the common stock is not reported on the Nasdaq National Market, such other reported value of the common stock as may be specified by the board of directors.

CUSTODIAN

    Shares purchased under the ESPP are delivered to and held in the custody of the custodian, which will be an investment or financial firm appointed by the board of directors. As soon as practicable after each purchase date, MedicaLogic delivers to the custodian the full number of shares purchased for each employee's account.

TERMINATION AND AMENDMENT OF ESPP

    The board may at any time amend the ESPP in any and all respects, provided that without shareholder approval, the board may not (i) increase the number of shares reserved for the ESPP, except for those adjustments authorized by the ESPP, or (ii) decrease the purchase price of shares offered pursuant to the ESPP. The ESPP will terminate when all of the shares reserved for purposes of the ESPP have been purchased, provided that the board of directors in its sole discretion may at any time terminate the ESPP.

FEDERAL INCOME TAX CONSEQUENCES

    The following is a general discussion of certain federal income tax considerations concerning the ESPP. This discussion does not purport to discuss all tax considerations that may be relevant to a particular participant's circumstances, including applicable state, local or foreign tax consequences. Furthermore, the discussion is based on the provisions of the Code and regulations, administrative rulings and judicial decisions thereunder as of the date hereof, and such authorities may be repealed or modified retroactively so as to result in federal income tax consequences different from those discussed below. The discussion below is not intended as tax advice to participants. Each participant is urged to consult his or her individual tax adviser.

    In the discussion below, if an employee becomes an ESPP participant on an interim offering date, corresponding references to offering date are deemed to refer to the interim offering date.

    The ESPP is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code. Under the Code, employees will not recognize taxable income or gain with respect to shares purchased under the ESPP either at the offering date of, or at any purchase date in, an offering. If a current or former employee disposes of shares purchased under the ESPP more than two years after the offering date and more than one year after the purchase date, or in the event of the employee's death at any time, the employee or the employee's estate generally will be required to report as ordinary compensation income for the taxable year of disposition or death an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of disposition or death over the applicable purchase price, or (2) 15 percent of the fair market value of the shares on the offering date. In the case of such a disposition or death, MedicaLogic will not be entitled to any deduction from income. Any gain on the disposition in excess of the amount treated as ordinary compensation income generally will be capital gain.

    If a current or former employee disposes of shares purchased under the ESPP within two years after the offering date or within one year after the purchase date, the employee generally will be required to report the excess of the fair market value of the shares on the purchase date over the applicable purchase price as ordinary compensation income for the year of disposition. If the disposition is by sale, any difference between the fair market value of the shares on the purchase date and the disposition price generally will be capital gain or loss. In the event of a disposition within two years after the offering date or within one year after the purchase date, subject to certain limitations such as the $1,000,000 cap on deductibility under Section 162(m) of the Code, MedicaLogic generally will be entitled to a deduction from income in the year of such disposition equal to the amount the employee is required to report as ordinary compensation income.

    Under the terms of the ESPP, participants are required to pay to MedicaLogic any amounts necessary to satisfy any tax withholding determined by MedicaLogic to be required in connection with either the purchase or sale of shares acquired under the ESPP.

    Under the Code, MedicaLogic is required to track the disposition of all shares acquired under the ESPP. In order to facilitate compliance with MedicaLogic's reporting obligations, the custodian periodically provides MedicaLogic with summaries of transactions in participants' accounts.

RECOMMENDATION OF THE BOARD

    THE BOARD OF DIRECTORS RECOMMENDS THE SHAREHOLDERS VOTE FOR THE PROPOSAL TO AMEND THE ESPP AS DESCRIBED ABOVE. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING SHARES PRESENT AT THE ANNUAL MEETING IS REQUIRED TO APPROVE THIS PROPOSAL. ABSTENTIONS HAVE THE SAME EFFECT AS "NO" VOTES IN DETERMINING WHETHER THE AMENDMENT IS APPROVED. BROKER NON-VOTES HAVE NO EFFECT ON THE RESULTS OF THE VOTE. THE PROXIES WILL BE VOTED FOR OR AGAINST THE PROPOSAL OR AS AN ABSTENTION, IN ACCORDANCE WITH THE INSTRUCTIONS SPECIFIED ON THE PROXY FORM. IF NO INSTRUCTIONS ARE GIVEN, PROXIES WILL BE VOTED FOR THE PROPOSAL.

                          PROPOSAL TO ELECT DIRECTORS

    MedicaLogic's bylaws currently authorize no fewer than seven and no more than eleven directors. The board of directors presently consists of seven directors. The bylaws divide the board into three classes: Class I, Class II and Class III, with members of each class serving staggered three-year terms. One class of directors is elected by the shareholders at each annual meeting, starting with the 2000 annual meeting, to serve a three-year term and until their successors are duly elected and qualified.

    Because the 2000 annual meeting is the first to be held under the company's amended bylaws, the directors have, by resolution, appointed certain directors to serve in specific classes, both in accordance with the bylaws and with MedicaLogic's merger agreements relating to Medscape and Total eMed. Those merger agreements also provide for the appointment of certain affiliates of each of Total eMed and Medscape to the MedicaLogic board, subject to the consummation of such pending mergers (the "Merger Closings"). THE ELECTIONS OF MR. SHEILS, MR. REYNOLDS AND MS. DYSON ARE SUBJECT TO THE CONSUMMATION OF THE MERGER TRANSACTION WITH MEDSCAPE AND THE ELECTIONS OF DRS. HARRIS AND REHM ARE SUBJECT TO THE CONSUMMATION OF THE MERGER TRANSACTION WITH TOTAL EMED. THE ELECTIONS OF DR. LEAVITT AND MR. FRIED, HOWEVER, ARE NOT SUBJECT TO THE MERGER CLOSINGS.

    Accordingly, your approval is sought for the following:

    - the election of four Class I directors, each to hold office until the 2003 annual meeting of shareholders;

    - the election of two Class II directors, each to hold office for a one-year term, until the 2001 annual meeting of shareholders; and

    - the election of one Class III director, to hold office for a two-year term, until the 2002 annual meeting of shareholders.

    In each case, such directors will serve until a successor has been elected and qualified. Two of the nominees are presently directors, as indicated with an "*" below. The remaining nominees are currently directors of Medscape or Total eMed and their election to the board is subject to completion of the respective merger agreements with those companies.

    Messrs. Kase (Class II), Stevens (Class II), Moszkowski (Class III) and Moffenbeier (Class III) will continue to serve as directors in accordance with their prior elections. The board of directors expects that all of these nominees will be available for election, but if any of these nominees is not so available at the time of the annual meeting, proxies received will be voted for a substitute nominee to be designated by the board of directors. The board of directors unanimously recommends a vote for election of all of the nominees as directors.

    The names of the nominees, their ages, the year each first became a director, their principal occupations during at least the last five years and other directorships held by each are set forth below:

             NOMINEES FOR ELECTION OF DIRECTORS TO SERVE IN CLASS I

                                                                         DIRECTOR
NAME                                                            AGE       SINCE
----                                                          --------   --------
Bruce M. Fried*.............................................     49        1998
C. Martin Harris, M.D.......................................     43         N/A
Mark K. Leavitt*............................................     50        1993
Paul T. Sheils..............................................     45         N/A

------------------------

* = Nominee is present MedicaLogic director.

    BRUCE M. FRIED. Mr. Fried is a partner and chair of the health law group at Shaw Pittman, an international law firm based in Washington, D.C. From 1995 to 1998, Mr. Fried served as the Health Care Financing Administration's director of the Center for Health Plans and Providers, where he was responsible for policy development and execution and operations for the Medicare program. From 1994 to 1995, Mr. Fried was vice president of federal affairs at FHP International Corporation, then one of the nation's largest managed care organizations.
Mr. Fried received a B.A. and a J.D. from the University of Florida.

    C. MARTIN HARRIS, M.D. Since July 1999, Dr. Harris has been a director of Total eMed. Since 1996, Dr. Harris has served as a staff physician at the Cleveland Clinic Hospital and at the Cleveland Clinic Foundation as well as the chief information officer and the chairman of the information technology division for the Cleveland Clinic Foundation, all in Cleveland, Ohio. From 1987 to 1996, Dr. Harris served as attending physician for the Hospital of the University of Pennsylvania and as an assistant professor of Medicine at the University of Pennsylvania School of Medicine where he previously worked as an instructor of clinical medicine. From 1990 to 1993, Dr. Harris served as the associate vice-president of information systems and technology at the University of Pennsylvania Medical Center. Dr. Harris currently serves as a member of the boards of directors for Care Management Sciences Corporation and United Way Services. Dr. Harris is a graduate of the University of Pennsylvania with a B.S. He received his M.D. from the University of Pennsylvania School of Medicine and received his M.B.A. from the Wharton School of the University of Pennsylvania.

    MARK K. LEAVITT. Dr. Leavitt founded MedicaLogic in 1985 and has served as its chairman of the board and chief executive officer since its inception. From December 1997 to June 1998, Dr. Leavitt served as a director of Physician Partners, Inc., a physician practice management company. From 1992 to 1996, Dr. Leavitt served as a faculty member for St. Vincent Internal Medicine Practice and concurrently served as medical director and regional information systems director for Sisters of Providence Health System from 1992 to 1994.
Dr. Leavitt operated a private practice of internal medicine from 1982 to 1992. Dr. Leavitt received a B.S. from the University of Arizona and an M.S. and a Ph.D. in electronic engineering from Stanford University. Dr. Leavitt received an M.D. from the University of Miami and served as a resident in internal medicine at Oregon Health Sciences University from 1979 to 1982.

    PAUL T. SHEILS. Prior to joining Medscape as president, chief executive officer and director in February 1998, Mr. Sheils was vice president of Dow Jones Interactive Publishing from 1994 to 1998 and was executive director from 1993 to 1994. Mr. Sheils was responsible for all of Dow Jones' corporate and consumer online businesses, including THE WALL STREET JOURNAL INTERACTIVE EDITION, the largest subscription-based publication on the web, and Dow Jones Interactive, an award-winning online business intelligence and research service. Mr. Sheils holds a B.A. from Williams College and a J.D. from Fordham Law School.

            NOMINEES FOR ELECTION OF DIRECTORS TO SERVE IN CLASS II

                                                                         DIRECTOR
NAME                                                            AGE       SINCE
----                                                          --------   --------
Esther Dyson................................................     47        N/A
Richard D. Rehm, M.D........................................     54        N/A

    ESTHER DYSON. Ms. Dyson has been the chairman of EDventure Holdings, publisher of the newsletter RELEASE 1.0, since 1982. Ms. Dyson is the author of RELEASE 2.0, an acclaimed book about cyberspace. Ms. Dyson joined the Medscape board in June 1996. She is also interim chairman of the Internet Corporation for Assigned Names and Numbers and is a director of three software companies--Accent Software, Graphisoft and Scala Business Solutions. She also sits on the boards of directors of Uproar.com, an online game company, and PRT Group, a systems integrator. Ms. Dyson holds a B.A. from Harvard College.

    RICHARD D. REHM, M.D. Since April 1, 1999, Dr. Rehm has been a director and the president and chief executive officer of Total eMed. From May 1, 1998 to April 1, 1999, Dr. Rehm served as the chief operating officer of Total eMed. From 1990 to 1997, Dr. Rehm served as chairman of the board of OccuSystems, Inc., a company he founded in 1990. From 1978 to 1980, Dr. Rehm served as program director and acting associate director of the Family Practice Residency Program for Texas Tech Medical School. Dr. Rehm earned his B.A. and B.S. from the University of North Dakota and an M.D. from the University of Texas, Southwestern Medical School.

             NOMINEE FOR ELECTION OF DIRECTOR TO SERVE IN CLASS III

                                                                         DIRECTOR
NAME                                                            AGE       SINCE
----                                                          --------   --------
Fredric G. Reynolds.........................................     48        N/A

    FREDRIC G. REYNOLDS. Mr. Reynolds has been executive vice president and chief financial officer of CBS Corporation since December 1997. Earlier, Mr. Reynolds had served as executive vice president and chief financial officer of Westinghouse Electric Corporation since February 1994 and, additionally, as chief financial officer of CBS, Inc., since April 1996. Prior to joining Westinghouse in 1994, Mr. Reynolds spent 13 years at PepsiCo Inc. in various financial positions, including senior vice president and chief financial officer for PepsiCo Foods International, PepsiCo's Frito-Lay unit, and chief financial officer of several other units, including Kentucky Fried Chicken, Pepsi-Cola International and Pizza Hut. Mr. Reynolds joined the Medscape board in
July 1999. Mr. Reynolds holds a B.A. from the University of Miami.

             MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE

TERM EXPIRING IN 2001 (CLASS II)

    RONALD H. KASE has been a director since July 1994. Mr. Kase joined New Enterprise Associates, a venture capital investment firm in 1990 and has been a general partner since May 1995. Mr. Kase serves on the boards of directors of Data Critical Corporation, a wireless healthcare data products company, and several privately held information technology and healthcare companies.
Mr. Kase received a B.S. from Purdue University and received an M.B.A. from the University of Chicago.

    MARK A. STEVENS has been a director since 1994. Mr. Stevens joined Sequoia Capital in 1989 and has been a general partner since 1993. Mr. Stevens serves on the boards of directors of MP3.com, Inc., an online music Internet company, NVidia Corp., a supplier of graphics processors and software and Terayon Communication Systems, Inc., a cable modem system supplier, and several privately held Internet and semiconductor companies. Mr. Stevens received a B.S.E.E., a B.A. and an M.S. in computer engineering from the University of Southern California and an M.B.A. from Harvard University.

TERM EXPIRING IN 2002 (CLASS III)

    DAVID C. MOFFENBEIER is the president of MedicaLogic and served as chief operating officer until February 2000 and as a director since 1994. From 1993 to 1994, Mr. Moffenbeier served as chairman of the board of directors of Summit Design Inc., a supplier of software tools for integrated circuits. Previously, Mr. Moffenbeier co-founded Mentor Graphics Corp., a manufacturer of hardware and software for electronic design automation, where he served as a director from 1981 to 1993 and as its chief financial officer from 1981 to 1984, its vice president of international sales from 1985 to 1988 and its vice president of worldwide sales from 1989 to 1993. He currently serves on the board of directors of Providence Good Health Plan, a health care management organization, and North Pacific Group, Inc., a wholesale distributor of commodities. Mr. Moffenbeier received a B.A. from Wesleyan University and an M.B.A. from Harvard University. Mr. Moffenbeier is a certified public accountant.

    NEAL MOSZKOWSKI has been a director since May 1999. Since 1998,
Mr. Moszkowski has served as a partner of Soros Private Equity Partners, LLC, a private equity investment affiliate of Soros Fund Management, L.L.C. and currently is an employee of Soros Private Funds Management L.L.C. Before Soros, Mr. Moszkowski was an executive director in the principal investment area of Goldman, Sachs International and a vice president of Goldman, Sachs & Co., which he joined in 1993. Mr. Moszkowski serves on the board of directors of Integra Life Sciences Holdings Corporation, a developer and marketer of medical products, implants and biomaterials, Bluefly, Inc., an off-price apparel Internet retailer, and several private companies. Mr. Moszkowski earned his B.A. from Amherst College and an M.B.A. from Stanford University.

DIRECTOR COMPENSATION

    Generally, directors do not receive any cash compensation from MedicaLogic for their service as members of the board of directors, but directors are reimbursed for expenses incurred in connection with their attendance at board and committee meetings. Under MedicaLogic's stock incentive plan, non-employee directors are granted a one-time option to purchase 30,000 shares of MedicaLogic's common stock upon initial election to the board. In addition, MedicaLogic has entered into an arrangement under which it pays Enterprise Partners, of which Ronald R. Taylor (a director who is not standing for re-election) serves as a general partner, $2,000 for each director's meeting attended by Mr. Taylor. Directors' fees totaling $4,000 were paid to Enterprise Partners in 1999 for Mr. Taylor's attendance at board meetings. MedicaLogic carries an insurance policy for the protection of its officers and directors against any liability asserted against them in their official capacities.

INFORMATION ON THE BOARD OF DIRECTORS AND ITS COMMITTEES

    The board of directors has an audit committee and a compensation committee. The audit committee reviews and makes recommendations to the board of directors concerning MedicaLogic's internal accounting procedures, reviews and consults with its independent accountants on the accounting principles and auditing practices used for its financial statements and makes recommendations to the board of directors concerning the engagement of independent accountants and the scope of the audit to be undertaken by the accountants. The current members of the audit committee are Bruce M. Fried, Neal Moszkowski and Ronald R. Taylor.

    The compensation committee reviews and makes recommendations to the board of directors concerning the policies, practices and procedures relating to the compensation and benefits of MedicaLogic's officers and managerial employees. The compensation committee advises and consults with its officers about personnel policies. The current members of the compensation committee are Ronald
H. Kase and Mark A. Stevens.

    The board of directors held 11 meetings during 1999. The audit committee held one meeting, and the compensation committee held one meeting. Each current director attended, in person or by teleconference, at least 75 percent of the aggregate of (i) the total number of meetings of the board, and (ii) the number of meetings held by all the committees of the board on which he or she served.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Before establishing the compensation committee, the board of directors as a whole performed the functions delegated to the compensation committee. No member of the board of directors or the compensation committee serves as a member of the board of directors or compensation committee of any entity that has one or more directors serving as an executive officer of MedicaLogic.

LIMITATIONS ON DIRECTORS' LIABILITY AND INDEMNIFICATION

    MedicaLogic's 1999 restated articles of incorporation eliminate, to the fullest extent permitted by Oregon law, personal liability of a director to MedicaLogic or its shareholders for monetary damages resulting from conduct as a director. Although liability for monetary damages has been eliminated, equitable remedies such as injunctive relief or rescission remain available. In addition, a director is not relieved of his or her responsibilities under any other law, including the federal securities laws.

    MedicaLogic's articles of incorporation require it to indemnify its directors to the fullest extent not prohibited by law. MedicaLogic believes that the limitation of liability, and indemnity, provisions in its articles of incorporation enhance its ability to attract and retain qualified individuals to serve as directors.

    MedicaLogic carries an insurance policy for the protection of its officers and directors against any liability asserted against them in their official capacities.

    To the extent that indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or controlling persons of MedicaLogic under the above provisions, MedicaLogic has been advised that in the opinion of the Securities and Exchange Commission, this indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

RECOMMENDATION OF THE BOARD

    THE BOARD OF DIRECTORS RECOMMENDS THE SHAREHOLDERS VOTE FOR THE SLATE OF DIRECTOR NOMINEES NAMED ABOVE IN THIS PROXY STATEMENT. IF A QUORUM IS PRESENT AT THE ANNUAL MEETING, DIRECTORS WILL BE ELECTED BY A VOTE OF A PLURALITY OF THE SHARES CAST IN PERSON OR BY PROXY. ACCORDINGLY, THE NOMINEES RECEIVING THE MOST VOTES AT THE ANNUAL MEETING WILL BE ELECTED. ABSTENTIONS AND BROKER NON-VOTES WILL HAVE NO EFFECT ON THE RESULTS OF THE VOTE.

                       MEDICALOGIC EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table includes the total compensation paid or accrued, during the fiscal years ended December 31, 1998 and 1999, for services rendered to MedicaLogic in all capacities by its chief executive officer and its four other most highly compensated executive officers whose salary and bonus exceeded $100,000 in 1999 and were serving as executive officers at the end of 1999. The individuals named in this table will subsequently be referred to as the named executive officers.

                     MEDICALOGIC SUMMARY COMPENSATION TABLE

                                                                                                LONG TERM COMPENSATION
                                                                                                        AWARDS
                                                          ANNUAL COMPENSATION               ------------------------------
                                              -------------------------------------------   RESTRICTED
                                                                             OTHER             STOCK           SECURITIES
NAME AND PRINCIPAL                             SALARY      BONUS             ANNUAL          AWARD(S)          UNDERLYING
POSITION                             YEAR       ($)         ($)        COMPENSATION(1)(2)       ($)            OPTIONS (#)
------------------                 --------   --------   ---------     ------------------   -----------        -----------
Mark K. Leavitt..................    1999     210,000      100,000                --           66,000(3)            --
  Chairman of the Board and Chief    1998     208,333           --                --           60,000(3)            --
  Executive Officer
David C. Moffenbeier.............    1999     190,000      100,000                --           66,000(3)            --
  President                          1998     238,333       50,000                --           60,000(3)            --
Blackford Middleton..............    1999     160,000       15,000(4)        125,516           33,000(3)            --
  Senior Vice President,             1998     158,333       15,000(5)         53,621           30,000(3)(6)         --
  Clinical Informatics
Richard L. Samco.................    1999     185,711           --                --           66,000(3)            --
  Senior Vice President and Chief    1998     183,333           --                --           60,000(3)            --
  Technology Officer(7)
Thomas M. Watson.................    1999     150,000      107,574                --           66,000(3)            --
  Senior Vice President,             1998     150,000     75,559(8)               --           60,000(3)(9)         --
  Worldwide Sales and
  Professional Services

--------------------------

(1) Comprised of commission payments, unless otherwise noted.

(2) See "Long term incentive plans--awards" below.

(3) These shares had been subject to a right of repurchase by MedicaLogic that has terminated. 1998 dollar values were calculated based on $4.00 per restricted share, and 1999 values were calculated based on $4.40 per restricted share.

(4) Includes $5,000 paid in 2000 for 1999 performance.

(5) Includes $5,000 paid in 1999 for 1998 performance.

(6) Does not include 12,500 shares of restricted stock issued to Mr. Middleton on July 1, 1998 upon his surrender of 12,500 outstanding options to purchase common stock. Of these 12,500 shares of restricted stock, 5,556 were not subject to a right of repurchase, and 6,945 shares were subject to a right of repurchase by MedicaLogic and are being released from the repurchase option ratably over a period of 20 months beginning July 1, 1998.

(7) Mr. Samco is on a leave of absence from MedicaLogic.

(8) Includes $20,000 paid in 1998 for 1997 performance.

(9) Does not include 75,000 shares of restricted stock issued to Mr. Watson on July 1, 1998 upon his surrender of 75,000 outstanding options to purchase common stock. Of these 75,000 shares of restricted stock, 33,334 shares were not subject to a right of repurchase, and 41,667 shares were subject to a right of repurchase by MedicaLogic and have been released from the repurchase option ratably over a period of 20 months beginning July 1, 1998.

STOCK OPTION OR SAR GRANTS IN LAST FISCAL YEAR

    There were no grants of stock options or SARs to the named executive officers in 1999.

MEDICALOGIC OPTION EXERCISES AND YEAR-END OPTION VALUES

    As of the end of 1999, there were no exercised options and no unexercised options held by the named executive officers.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    Since January 1, 1999, there has not been nor is there currently proposed any transaction or series of similar transactions to which MedicaLogic or any of its subsidiaries was or is to be a party in which the amount involved exceeds $60,000 and in which any director, executive officer, holder of more than five percent of the common stock of MedicaLogic or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest other than (1) compensation agreements and other arrangements, which are described under "Executive Compensation" and (2) the transactions described below.

    Since January 1, 1999, MedicaLogic has accepted promissory notes from the following persons in the amounts listed below as consideration for restricted stock issued to them:

NAME                                         AMOUNT OF NOTE     DATE OF NOTE
----                                         --------------   -----------------
Harvey J. Anderson.........................    $  385,000     March 31, 1999
Harvey J. Anderson.........................        66,000     March 31, 1999
Harvey J. Anderson.........................       750,000     November 18, 1999
Mark K. Leavitt............................        66,000     March 31, 1999
Blackford F. Middleton.....................        33,000     March 31, 1999
David C. Moffenbeier.......................        66,000     March 31, 1999
Richard L. Samco...........................        66,000     March 1, 1999
Frank J. Spina.............................     1,187,500     October 20, 1999
Thomas M. Watson...........................        66,000     March 1, 1999

    All of the above non-negotiable promissory notes accrue interest at an annual rate of 6 percent on the unpaid principal balance from the date of the note until the principal balance is paid in full. Interest is payable quarterly in arrears. The notes are payable in full 10 years from the date of the loan and each note can be prepaid without penalty.

    MedicaLogic loaned Harvey J. Anderson $103,800 to pay for relocation expenses in the form of an unsecured promissory note. The promissory note accrued interest at an annual rate of 6 percent on the unpaid principal balance from the date of the note until the principal was paid in full. In
September 1999, MedicaLogic entered into a separate agreement with Mr. Anderson in consideration of Mr. Anderson relocating to San Francisco, California. MedicaLogic agreed to reimburse Mr. Anderson $7,930 for improvements to his Portland, Oregon residence and any shortfall between the sales price on his Portland, Oregon residence and the original purchase price of $520,000 paid by Mr. Anderson and any transaction costs not covered by the sales price of this residence, unless the sales price was greater than the purchase price. MedicaLogic also agreed to forgive the interest accrued on the unsecured promissory note referred to above, which was repaid from the proceeds of the sale of the Portland, Oregon residence and to pay the mortgage payment on Mr. Anderson's residence in Portland, Oregon until it was sold. In aggregate, MedicaLogic made payments totaling $65,595 on behalf of Mr. Anderson with respect to his relocation expenses.

    In August 1998, MedicaLogic entered into stock purchase agreements with Enterprise Partners IV Associates, L.P. and Enterprise Partners IV, L.P. for the issuance of an aggregate of 175,000 shares of its common stock at a price of $4.00 per share. MedicaLogic also granted an option to purchase 8,000 shares of its common stock at a price of $4.00 per share to Enterprise Partners IV Associates, L.P. and granted an option to purchase 92,000 shares of common stock to Enterprise Partners IV, L.P. The options were exercised on April 14, 1999. Directors Ronald R. Taylor and Ronald
H. Kase are affiliated with the Enterprise funds.

    In connection with MedicaLogic's series J preferred stock financing, it sold an aggregate of 1,052,632 shares of series J preferred stock in May 1999 to Sequoia Capital Franchise Fund and Sequoia Capital Franchise Partners, both of which are affiliates of Mark A. Stevens, a director of MedicaLogic.

    Bruce M. Fried, a member of the board of directors, is a partner in a law firm retained by MedicaLogic to provide legal counsel about regulatory and intellectual property issues.

    Upon the closing of MedicaLogic's initial public offering in December 1999, each share of its preferred stock converted into .5 shares of common stock.

                   MEDICALOGIC COMPENSATION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION REPORT

    The compensation committee of the board of directors has furnished the following report on executive compensation. It is the duty of the compensation committee to set the base salary of MedicaLogic's executive officers. The current members of the compensation committee are Mr. Ronald H. Kase and Mr. Mark A. Stevens, non-employee directors of the company. Mr. Charles D. Burwell served as a member of the compensation committee until December 31, 1999, when he resigned his position as a director of MedicaLogic.

GENERAL COMPENSATION POLICY

    The fundamental policy of the compensation committee in compensation matters is to offer MedicaLogic's executive officers competitive compensation opportunities based upon their personal performance and their contribution to the financial success of MedicaLogic. Accordingly, each executive officer's compensation package is composed of three elements: (i) base salary that is designed primarily to be competitive with base salary levels in effect both at companies within the e-commerce industry that are of comparable size to MedicaLogic and at companies outside of such industry with which MedicaLogic competes for executive talent, (ii) bonus awards payable in cash and tied to the achievement of performance goals, financial or otherwise, established by the compensation committee and (iii) long-term stock-based incentive awards that strengthen the mutuality of interests between the executive officers and MedicaLogic's shareholders.

    FACTORS. The principal factors that were considered by the compensation committee in establishing the components of each officer's compensation package for 1999 are summarized below:

    - BASE SALARY. The base salary for each executive officer is determined on the basis of internal comparability considerations and the base salary levels in effect for comparable positions at comparable companies, both inside and outside the industry. Salaries are reviewed on an annual basis, with adjustments to each executive officer's base salary based upon salary increases paid by MedicaLogic's competitors, changes in duties and individual performance.

    - ANNUAL INCENTIVE COMPENSATION. An annual bonus may be earned by each executive officer at the discretion of the compensation committee. Bonuses are generally based on the following factors: (i) the extent to which the company-wide performance objectives were obtained and

      (ii) personal performance. The bonuses paid for 1999 to each of the named executive officers is indicated in the Bonus column of the Summary Compensation Table.

    - LONG-TERM INCENTIVE COMPENSATION. The board of directors periodically grants restricted stock to MedicaLogic's executive officers and other employees. The grants are designed to align the interest of each executive officer with those of MedicaLogic's shareholders as an owner with an equity stake in the business.

    COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

    In setting the compensation payable to MedicaLogic's Chief Executive Officer, Dr. Leavitt, the compensation committee has sought to establish a competitive rate of base salary.

    In 1999, the board of directors granted Dr. Leavitt 15,000 shares of restricted stock under MedicaLogic's 1999 Stock Incentive Plan. The grant was based on achievement of company-wide performance objectives, including implementation of the company's Internet strategy and achievement of a successful initial public offering. In addition, the compensation committee awarded him a cash bonus in the amount of $100,000.

DEDUCTIBILITY OF COMPENSATION

    Section 162(m) of the Code limits to $1,000,000 per person the amount that MedicaLogic may deduct for compensation paid to any of its most highly compensated officers in any year. Currently, the levels of salary and bonus generally paid by MedicaLogic do not exceed this limit. Upon the exercise of nonstatutory stock options, the excess of the current market price over the option price (option spread) is treated as compensation and, therefore, it may be possible for option exercises by an officer in any year to cause the officer's total compensation to exceed $1,000,000. Under IRS regulations, option spread compensation from options that meet certain requirements will not be subject to the $1,000,000 cap on deductibility, and it is MedicaLogic's current policy, generally, to grant options that meet those requirements.

                             COMPENSATION COMMITTEE

                                 RONALD H. KASE
                                MARK A. STEVENS

                         MEDICALOGIC PERFORMANCE GRAPH

    MedicaLogic completed the initial public offering of its common stock in December, 1999. MedicaLogic's common stock has been traded on the Nasdaq National Market under the symbol "MDLI" since December 10, 1999. Prior to that date, there was no public market for MedicaLogic's common stock and, therefore, no quoted market prices for its common stock are available for any periods prior to that date. Because there were no quoted market prices for its common stock prior to December 10, 1999, information regarding cumulative total shareholder return on MedicaLogic's common stock for periods ending on or before December 31, 1999, whether presented on a stand-alone basis or in comparison with the Nasdaq Composite Index or other indices, would not be meaningful.

    Notwithstanding anything to the contrary set forth in any of MedicaLogic's previous filings under the Securities Act or the Exchange Act that might incorporate future filings, including this proxy statement, in whole or in part, the preceding Executive Compensation Report shall not be incorporated by reference into any such filings; nor shall such Report be incorporated by reference into any future filings.

                  VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

    The following table presents the beneficial ownership of MedicaLogic common stock and the ownership percentage as of February 29, 2000 by:

    - each person known by MedicaLogic to be the beneficial owner of more than five percent of the outstanding shares of its common stock;

    - each director and named executive officer; and

    - all directors and officers as a group.

    Beneficial ownership is determined under the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the securities. Unless indicated otherwise below, the address for each listed director and officer is MedicaLogic, Inc., 20500 NW Evergreen Parkway, Hillsboro, Oregon 97124. Except as indicated by footnote, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. The number of shares of common stock outstanding used in calculating the percentage for each listed person includes the shares of common stock underlying options held by that person that are exercisable within 60 days of February 29, 2000 but excludes shares of common stock underlying options held by any other person. Percentage of beneficial ownership is based on 32,418,978 shares of common stock outstanding as of February 29, 2000.

                                                               NUMBER OF SHARES         PERCENTAGE
BENEFICIAL OWNER                                              BENEFICIALLY OWNED        OF SHARES
----------------                                              ------------------        ----------
ENTITIES ASSOCIATED WITH SEQUOIA FUNDS......................        2,803,847(1)            8.6%
  3000 Sand Hill Road
  Building 4, Suite 280
  Menlo Park, CA 94025

NEW ENTERPRISE ASSOCIATES...................................        2,353,596               7.3%
  2490 Sand Hill Road
  Menlo Park, CA 94025

CONTINENTAL CASUALTY COMPANY................................        2,000,000               6.2%
  CNA Insurance
  CNA Plaza
  Chicago, IL 60685

QUANTUM INDUSTRIAL PARTNERS LDC.............................        1,568,421               4.8%
  Kaya Flamboyan 9
  Willemstad, Curacao
  Netherlands Antilles

SFM DOMESTIC INVESTMENT LLC.................................        1,568,421               4.8%
  c/o Soros Fund Management LLC
  888 Seventh Avenue
  New York, NY 10016

MARK A. STEVENS.............................................        2,836,847(2)            8.7%
  3000 Sand Hill Rd.,
  Bldg. 4, Ste. 280
  Menlo Park, CA 94025

                                                               NUMBER OF SHARES         PERCENTAGE
BENEFICIAL OWNER                                              BENEFICIALLY OWNED        OF SHARES
----------------                                              ------------------        ----------
RONALD H. KASE..............................................        2,383,596(3)            7.3%
  2490 Sand Hill Road
  Menlo Park, CA 94025

MARK K. LEAVITT.............................................        1,267,501(4)            3.9%

RICHARD L. SAMCO............................................          970,305(5)            3.0%

DAVID C. MOFFENBEIER........................................          648,952(6)            2.0%

RONALD R. TAYLOR............................................          558,928(7)            1.7%
  Enterprise Partners
  7979 Ivanhoe Ave., Ste. 550
  La Jolla, CA 92037

BLACKFORD F. MIDDLETON......................................          105,750(8)              *

THOMAS M. WATSON............................................          105,000                 *

BRUCE M. FRIED..............................................           16,566(9)              *
  2300 N. Street, NW
  Washington, DC 20037

NEAL MOSZKOWSKI.............................................           13,750(10)             *
  888 Seventh Avenue
  Suite 3300
  New York, NY 10106

All directors and executive officers as a group                     8,148,015(11)          25.1%
  (10 persons)..............................................

------------------------

*   Less than one percent

(1) Includes shares held of record by the following funds:

                                                                  NUMBER OF SHARES
    FUND                                                           HELD OF RECORD
    ----                                                          ----------------
    Sequoia Capital Growth Fund.................................     1,726,745
    Sequoia Capital VI..........................................       400,914
    Sequoia 1995................................................        17,624
    Sequoia Technology Partners VI..............................        22,028
    Sequoia Technology Partners III.............................       110,219
    Sequoia Capital Franchise Fund..............................       447,369
    Sequoia Capital Franchise Patners...........................        78,948

(2) Includes 2,803,847 shares of common stock held of record by entities associated with Sequoia funds, of which Mr. Stevens disclaims beneficial ownership, except to the extent of his pecuniary interest. See note (1). Mr. Stevens's relationships to entities associated with Sequoia are described in the following table:

    RELATIONSHIP                                           NAME OF SEQUOIA ENTITY
    ------------                                 -------------------------------------------
    General partner............................  Sequoia Capital VI
                                                 Sequoia Technology Partners VI
    Managing member............................  Sequoia Capital Franchise Fund
                                                 Sequoia Capital Franchise Partners
    Participates in voting control of shares of  Sequoia Capital Growth Fund
      MedicaLogic held of record by these        Sequoia 1995
      entities.................................  Sequoia Technology Partners III

    The share amount also includes 5,833 shares subject to an option held of record by Mr. Stevens that is exerciseable within 60 days of February 29, 2000.

(3) Includes securities held of record as described in the following table:

    HOLDER OF RECORD                                             SECURITIES
    ----------------                             -------------------------------------------
    New Enterprise Associates VI, LP...........  2,353,596 shares of common stock
    Ronald H. Kase.............................  Option to purchase 30,000 shares of common stock

    Mr. Kase disclaims beneficial ownership of the shares held of record by New Enterprise Associates. The option held of record by Mr. Kase is exercisable within 60 days of February 29, 2000.

(4) Includes shares held of record as described in the following table:

    HOLDER OF RECORD                                              NUMBER OF SHARES
    ----------------                                              ----------------
    Amy Elizabeth Leavitt.......................................        5,000
    Trust for Amy Elizabeth Leavitt.............................       85,000

(5) Includes shares held of record as described in the following table:

    HOLDER OF RECORD                                              NUMBER OF SHARES
    ----------------                                              ----------------
    Courtaney E. Samco..........................................        6,053
    Mark R. Samco...............................................        6,053

(6) Includes 250,000 shares of common stock held of record by Elizabeth Moffenbeier.

(7) Includes securities held of record as described on the following table:

    HOLDER OF RECORD                                             SECURITIES
    ----------------                             -------------------------------------------
    Entities associated with Enterprise          475,000 shares of common stock
      Partners.................................
    Ronald R. Taylor...........................  Option to purchase 30,000 shares of common stock
    Luke Rand Williams.........................  4,000 shares of common stock
    Leah Williams Barbieri.....................  4,000 shares of common stock
    Tiffany Marie Taylor.......................  4,000 shares of common stock

    Mr. Taylor disclaims beneficial ownership of the shares held of record by entities associated with Enterprise Partners, except to the extent of his pecuniary interest. Of these shares, Mr. Taylor has the right to acquire beneficial ownership of 27,778 at any time. The option held of record by Mr. Taylor is exercisable within 60 days of February 29, 2000. Luke Rand Williams, Leah Williams Barbieri and Tiffany Marie Taylor are Mr. Taylor's children.

(8) Includes shares held of record as described in the following table:

    HOLDER OF RECORD                                              NUMBER OF SHARES
    ----------------                                              ----------------
    Lillian S. Middleton........................................        2,100
    Julia E. Middleton Trust....................................        2,100

(9) Includes 11,666 shares subject to an option held of record by Mr. Fried that is exerciseable within 60 days of February 29, 2000.

(10) All of these shares are subject to options that are exercisable within 60 days of February 29, 2000. Mr. Moszkowski is an employee of Soros Fund Management LLC, which is the principal investment advisor to Quantum Industrial Partners LDC. Mr. Moszkowski is also a non-managing member of SFM Domestic Investments LLC. Mr. Moszkowski does not have voting or dispositive power over shares held of record by Quantum Industrial Partners LDC or SFM Domestic Investments LLC.

(11) Includes 100,624 shares subject to options that are exercisable within 60 days of February 29, 2000.

                            INDEPENDENT ACCOUNTANTS

    KPMG LLP has been selected as MedicaLogic's independent accountants. Representatives of KPMG LLP are expected to attend the annual meeting. These representatives will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act requires MedicaLogic's directors and executive officers, and persons who own more than 10 percent of a registered class of MedicaLogic's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of MedicaLogic's common stock and other equity securities. Officers, directors and greater than 10 percent shareholders are required by the Securities and Exchange Commission regulations to furnish MedicaLogic with copies of all Section 16(a) reports filed.

    Based solely upon review of the copies of such reports furnished to MedicaLogic and written representations that no other reports were required, MedicaLogic believes that there was compliance for the fiscal year ended December 31, 1999 with all Section 16(a) filing requirements applicable to MedicaLogic's officers, directors and greater than 10 percent beneficial owners, except that (1) Mr. Charles Burwell, formerly a director of MedicaLogic, filed a late report with respect to 1,150 shares acquired in MedicaLogic's initial public offering, (2) Mr. Bruce Fried filed a late report with respect to 1,150 shares acquired in MedicaLogic's initial public offering, (3) Mr. Mark Stevens filed a late report with respect to 3,000 shares acquired in MedicaLogic's initial public offering, and (4) Mr. Ron Taylor filed a late report with respect to 1,150 shares acquired in MedicaLogic's initial public offering.

                            DISCRETIONARY AUTHORITY

    While the Notice of Annual Meeting of Shareholders provides for transaction of such other business as may properly come before the meeting, the board of directors has no knowledge of any matters to be presented at the meeting other than those referred to herein. The enclosed proxy, however, gives discretionary authority to the proxy holders to vote in accordance with the recommendation of management if any other matters are presented.

                 SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

    SHAREHOLDER PROPOSALS TO BE INCLUDED IN THE COMPANY'S PROXY STATEMENT. Any proposals which MedicaLogic shareholders wish to be considered for inclusion in the proxy statement for MedicaLogic's 2001 annual meeting must be received by MedicaLogic at its principal executive offices no later than December 8, 2000.

    SHAREHOLDER PROPOSALS NOT IN THE COMPANY'S PROXY STATEMENT. Shareholders wishing to present proposals for action at this annual meeting or at another shareholders' meeting must do so in accordance with the company's bylaws. A shareholder must give timely notice of the proposed business to the Corporate Secretary. To be timely, a shareholder's notice must be in writing, delivered to or mailed and received at the principal executive offices of the company not less than 90 days nor more than 120 days prior to the first anniversary of the date of the proxy statement for the preceding year's annual meeting; provided, however, that if the date of such annual meeting is more than 30 days before or more than 70 days after the anniversary date, notice by the shareholder, to be timely, must be delivered no earlier than 120 days before the annual meeting and no later than the later of 90 days before the annual meeting or 10 days following the day on which public announcement of the meeting date is first made. For each matter the shareholder proposes to bring before the meeting, the notice to the Corporate Secretary must include (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and address of the shareholder proposing such business, (iii) the class and number of shares of the company which are beneficially owned by the shareholder and (iv) any material interest of the shareholder in such business. If the shareholder is not a shareholder of record at the time of giving the notice, the notice must be accompanied by appropriate documentation of the shareholder's claim of beneficial ownership. The officer presiding at the meeting may, if in the officer's opinion the facts warrant, determine that business was not properly brought before the meeting in accordance with the company's bylaws. If such officer does so, such officer shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

    SHAREHOLDER NOMINATIONS FOR DIRECTORS. Shareholders wishing to directly nominate candidates for election to the board of directors must do so in accordance with the company's bylaws by giving timely notice in writing to the Corporate Secretary as described above. The notice shall set forth (a) as to each person whom the shareholder proposes to nominate (i) all information relating to such person that is required to be disclosed in proxy solicitations pursuant to Regulation 14A under the Exchange Act and (ii) the written consent of such person to be named in the proxy statement as a nominee and to serve as a director if elected and (b) as to the shareholder giving the notice (i) the name and address of such shareholder and (ii) the class and number of shares of the company which are beneficially owned by such shareholder. If the shareholder is not a shareholder of record at the time of giving the notice, the notice must be accompanied by appropriate documentation of the shareholder's claim of beneficial ownership. No person shall be eligible to serve as a director of the company unless nominated in accordance with the procedures set forth in the bylaws. The officer presiding at the meeting may, if in the officer's opinion the facts warrant, determine that a nomination was not made in accordance with the procedures prescribed by the bylaws. If such officer does so, such officer shall so declare to the meeting and the defective nomination shall be disregarded.

                                                                      APPENDIX A

                               MEDICALOGIC, INC.
                           1999 STOCK INCENTIVE PLAN

    1. PURPOSE. The purpose of this 1999 Stock Incentive Plan (the "Plan") is to enable MedicaLogic, Inc. (the "Company") to attract and retain experienced and able directors, officers, employees and other key contributors and to provide an additional incentive to these individuals to exert their best efforts for the Company and its shareholders.

    2. ADMINISTRATION. The Plan shall be administered by the board of directors of the Company (the "Board of Directors"), which shall determine and designate from time to time the persons to whom grants and awards shall be made and the amounts, terms and conditions of those grants and awards. Subject to the provisions of the Plan, the Board of Directors may from time to time adopt or amend rules and regulations relating to administration of the Plan, and the interpretation and construction of the provisions of the Plan and any stock bonus, stock purchase and option agreements under the Plan by the Board of Directors shall be final and conclusive. Whenever the operation of the Plan requires that the fair market value of the Company's common stock ("Stock") be determined, the fair market value shall be determined by, or in a manner approved by, the Board of Directors. If the Stock is not publicly traded, the Board of Directors may consider any valuation methods it deems appropriate and may, but is not required to, obtain one or more independent appraisals of the Company. If the Stock is publicly traded, the fair market value of Stock shall be the closing price of the Stock as reported in THE WALL STREET JOURNAL on the last trading day preceding the date an award is granted or exercised, as applicable, or such other reported value of the Stock as shall be specified by the Board of Directors.

    3. ELIGIBILITY. Grants and awards may be made under the Plan to directors, officers, and employees of the Company or any parent or subsidiary of the Company, and other key individuals such as consultants to the Company who the Board of Directors believes have made or will make an essential contribution to the Company; provided, however, that only employees of the Company shall be eligible to receive Incentive Stock Options under the Plan.

    4. SHARES SUBJECT TO THE PLAN. Except as provided in Section 9, the total number of shares of Stock that may be issued (i) upon exercise of all options and stock appreciation rights granted under the Plan, (ii) as bonuses under the Plan and (iii) pursuant to sales under the Plan, shall not exceed in the aggregate <#>2,000,000</#> <*>8,000,000</*> shares. If any option under the Plan or stock appreciation right granted without a related option expires or is canceled or terminated and is unexercised in whole or in part, the shares allocable to the unexercised portion shall again become available for awards under the Plan, except that shares that are issued on exercise of a stock appreciation right that were allocable to an option, or portion thereof, surrendered in connection with exercise of the stock appreciation right shall not again become available for awards under the Plan. If Stock sold or awarded as a bonus under the Plan is forfeited to the Company or repurchased by the Company pursuant to applicable restrictions, the number of shares forfeited or repurchased shall again be available under the Plan. Stock issued under the Plan may be subject to such restrictions on transfer, repurchase rights, or other restrictions as are determined by the Board of Directors. The certificates representing such Stock shall bear such legends as are determined by the Board of Directors.

    5. LIMITATION ON NUMBER OF SHARES. No employee may be granted stock options or stock appreciation rights under the Plan for more than an aggregate of 200,000 shares of Stock in connection with the hiring of the employee or 500,000 shares in any calendar year thereafter.

    6.  EFFECTIVE DATE AND DURATION OF PLAN.

        6.1 EFFECTIVE DATE. The Plan shall become effective when adopted by the Board of Directors (the "Effective Date"). The Plan shall not be considered as adopted by the Board of Directors until the Plan is approved by a majority vote of the shareholders of the Company entitled to vote thereon at a duly held shareholders' meeting at which a quorum is present or by any other method that satisfies applicable state law requirements regarding approval of actions requiring shareholder voting. Subject to this limitation, options and stock appreciation rights may be granted and Stock may be awarded as bonuses or sold under the Plan at any time after the Effective Date and before termination of the Plan.

        6.2 DURATION OF THE PLAN. The Plan shall continue until, in the aggregate, options and stock appreciation rights have been granted and exercised and Stock has been awarded as bonuses or sold and the restrictions on any such Stock have lapsed with respect to all shares subject to the Plan under Section 4 (subject to any adjustments under Section 10), provided, however, that unless sooner terminated by the Board of Directors, the Plan shall terminate on, and no option or stock appreciation right or bonus right shall be granted and no Stock shall be awarded as a bonus or sold under the Plan on or after, the tenth anniversary of the date the plan was adopted by the Board of Directors or approved by the shareholders in accordance with
    Section 6.1, whichever occurs earlier. The Board of Directors may suspend or terminate the Plan at any time except with respect to options, stock appreciation rights and bonus rights, and Stock subject to restrictions then outstanding under the Plan. Termination shall not affect any right of the Company to repurchase shares or the forfeitability of shares issued under the Plan.

    7.  GRANTS, AWARDS AND SALES.

        7.1 TYPE OF SECURITY. The Board of Directors may, from time to time, take the following actions, separately or in combination, under the Plan:
    (i) grant Incentive Stock Options, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); (ii) grant options other than Incentive Stock Options (hereinafter "Non-Statutory Stock Options");
    (iii) grant stock appreciation rights or bonus rights; (iv) award bonuses of Stock; and (v) sell Stock subject to restrictions. The Board of Directors shall specify the action taken with respect to each person granted, awarded, or sold any option or Stock under the Plan and shall specifically designate each option granted under the Plan as an Incentive Stock Option or a Non-Statutory Stock Option.

        7.2  GENERAL RULES RELATING TO OPTIONS.

           7.2.1 TIME OF EXERCISE. Except as provided in Section 8, options granted under the Plan may be exercised over the period stated in each option in amounts and at times prescribed by the Board of Directors and stated in the option, provided that options shall not be exercised for fractional shares and provided further that the right to exercise shall be at least 20% per year over five years from the date the option is granted, subject to the provisions of Section 9. If the optionee does not exercise an option in any period with respect to the full number of shares to which the optionee is entitled in that period, the optionee's rights shall be cumulative and the optionee may purchase those shares in any subsequent period during the term of the option.

           7.2.2 PURCHASE OF SHARES. Shares may be purchased or acquired pursuant to an option granted under the Plan only on receipt by the Company of notice in writing from the optionee of the optionee's intention to exercise, specifying the number of shares the optionee desires to purchase and the date on which the optionee desires to complete the transaction, which may not be more than 30 days after receipt of the notice, and, unless in the opinion of counsel for the Company such a representation is not required to comply with the Securities Act of 1933, as amended, containing a representation that the optionee intends to acquire the shares for investment and not with a view to distribution. On or before the date specified for completion of the purchase, the optionee must have paid the Company the full purchase price in cash, including cash that may be the proceeds of a loan from the Company, in shares of Stock previously acquired by the optionee valued at fair market value, or in any combination of cash and shares of Stock. No shares shall be issued until full payment therefor has been made. Each optionee who has exercised an option shall, on notification of the amount due, if any, and prior to or concurrently with delivery of the certificates representing the shares for which the option was exercised, pay to the Company amounts necessary to satisfy any applicable federal, state, and local withholding tax requirements. If additional withholding becomes required beyond any amount deposited before delivery of the certificates, the optionee shall pay such amount to the Company on demand. If the employee fails to pay the amount demanded, the Company shall have the right to withhold that amount from other amounts payable by the Company to the optionee, including salary, subject to applicable law.

        7.3 INCENTIVE STOCK OPTIONS. Incentive Stock Options shall be subject to the following additional terms and conditions:

           7.3.1 LIMITATION ON AMOUNT OF GRANTS. No employee may be granted Incentive Stock Options under the Plan such that the aggregate fair market value, on the date of grant, of the Stock with respect to which Incentive Stock Options are exercisable for the first time by that employee during any calendar year, under the Plan and under any other incentive stock option plan (within the meaning of Section 422 of the Code) of the Company or any parent or subsidiary of the Company, exceeds $100,000.

           7.3.2 EXERCISE PRICE. The exercise price per share under each option granted under the Plan shall be determined by the Board of Directors, but the exercise price with respect to an Incentive Stock Option shall be not less than 100 percent of the fair market value of the shares covered by the option on the date the option is granted.

           7.3.3 DURATION OF OPTIONS. Subject to Sections 7.3.4 and 8, each option granted under the Plan shall continue in effect for the period fixed by the Board of Directors, except that no Incentive Stock Option shall be exercisable after the expiration of 10 years from the date it is granted.

           7.3.4 LIMITATIONS ON GRANTS TO 10 PERCENT SHAREHOLDERS. An Incentive Stock Option may be granted under the Plan to an employee who owns (within the meaning of Section 424(d) of the Code) more than 10 percent of the total combined voting power of all classes of stock of the Company, or of any parent or subsidiary of the Company, only if the exercise price is at least 110 percent of the fair market value of the Stock subject to the option on the date it is granted, and the option by its terms is not exercisable after the expiration of five years from the date it is granted.

        7.4 NON-STATUTORY STOCK OPTIONS. Non-Statutory Stock Options shall be subject to the following additional terms and conditions:

           7.4.1 EXERCISE PRICE. The exercise price per share under each option granted under the Plan shall be determined by the Board of Directors, but the exercise price shall be not less than 85 percent of the fair market value of the shares covered by the option on the date the option is granted.

           7.4.2 DURATION OF OPTIONS. Non-Statutory Stock Options granted under the Plan shall continue in effect for the period fixed by the Board of Directors, not to exceed 10 years.

        7.5 STOCK BONUSES. Stock awarded as a bonus shall be subject to the terms, conditions, and restrictions determined by the Board of Directors at the time the Stock is awarded as a bonus. The Board of Directors may require the recipient to sign an agreement as a condition of the award, but may not require the recipient to pay any money consideration except as provided in this Section 7.5. The agreement may contain such terms, conditions, representations, and warranties as the Board of Directors may require. The Company may require any recipient of a Stock bonus to pay to the Company amounts necessary to satisfy any applicable federal, state, or local tax withholding requirements prior to delivery of certificates. If additional withholding becomes required beyond any amount deposited before delivery of the certificates, the employee shall pay such amount to the Company on demand. If the employee fails to pay the amount demanded, the Company shall have the right to withhold that amount from other amounts payable by the Company to the employee, including salary, subject to applicable law.

        7.6 RESTRICTED STOCK. The Board of Directors may issue shares of Stock under the Plan for such consideration (including promissory notes and services) as determined by the Board of Directors in accordance with the law and with such restrictions concerning transferability, repurchase by the Company, or forfeiture as determined by the Board of Directors. All shares of Stock issued pursuant to this Section 7.6 shall be subject to a purchase agreement, which shall be executed by the Company and the prospective recipient of the Stock prior to the delivery of certificates representing such shares to the recipient. The purchase agreement shall contain such terms and conditions and representations and warranties as the Board of Directors shall require. Each employee to whom shares of stock are issued pursuant to this paragraph 7.6 shall, on notification of the amount due, if any, and before or concurrently with delivery of the certificates representing the shares, pay to the Company amounts necessary to satisfy any applicable federal, state, and local withholding tax requirements. If additional withholding becomes required beyond any amount deposited before delivery of the certificates, the employee shall pay such amount to the Company on demand. If the employee fails to pay the amount demanded, the Company shall have the right to withhold that amount from other amounts payable by the Company to the employee, including salary, subject to applicable law.

        7.7  STOCK APPRECIATION RIGHTS.

           7.7.1 DESCRIPTION. Each stock appreciation right shall entitle the holder, on exercise, to receive from the Company in exchange therefor an amount equal in value to the excess of the fair market value on the date of exercise of one share of Stock over its fair market value on the date of grant (or, in the case of a stock appreciation right granted in connection with an option, the exercise price per share under the option to which the stock appreciation right relates) (the "Spread"), multiplied by the number of shares covered by the stock appreciation right or the option, or portion thereof, that is surrendered. If the stock appreciation right is granted in conjunction with an incentive stock option, the stock appreciation right may be for no more than 100 percent of the Spread multiplied by the number of shares covered by the option or portion thereof that is surrendered.

           7.7.2 EXERCISE. A stock appreciation right shall be exercisable only at the time or times established by the Board of Directors. If a stock appreciation right is granted in connection with an option, then it shall be exercisable only to the extent and on the same conditions that the related option is exercisable. Upon exercise of a stock appreciation right, any option or portion thereof to which the stock appreciation right relates must be surrendered unexercised. If the stock appreciation right is issued in conjunction with an incentive stock option, the stock appreciation right may be exercised with respect to the shares of stock covered by the incentive stock option only if the Spread with respect to those shares is a positive number.

           7.7.3 PAYMENT. Payment by the Company upon exercise of a stock appreciation right may be made in shares of Stock valued at fair market value, or in cash, or partly in Stock and partly in cash, as determined by the Board of Directors. No fractional shares shall be issued upon exercise of a stock appreciation right. In lieu thereof, cash may be paid in an amount equal to the value of the fraction or, in the discretion of the Board of Directors, the number of shares may be rounded to the next whole share.

           7.7.4 WITHHOLDING. If payment by the Company of the stock appreciation right is in cash, or partly in cash, the Company shall have the right to withhold the amount of cash necessary to satisfy any applicable federal, state or local withholding tax requirements. If payment by the Company of the stock appreciation right is solely in shares of Stock or if the amount of the payment in cash is insufficient to satisfy the withholding requirements, the employee shall, on notification of the amount due, and before or concurrently with delivery of the certificates representing the shares, pay to the Company the amounts necessary to satisfy the withholding requirements. If additional withholding becomes required beyond any amount deposited before delivery of the certificates, the employee shall pay such amount to the Company on demand. If the employee fails to pay the amount demanded, the Company shall have the right to withhold that amount from other amounts payable by the Company to the employee, including salary, subject to applicable law.

           7.7.5  ADJUSTMENT.  In the event of any adjustment pursuant to
       Section 10 in the number of shares of Stock subject to an option granted under the Plan, any stock appreciation right granted hereunder in connection with such option shall be proportionately adjusted.

        7.8  CASH BONUS RIGHTS.

           7.8.1 GRANT. The Board of Directors may grant bonus rights under the Plan in connection with (i) an option or stock appreciation right granted or previously granted, (ii) Stock awarded, or previously awarded, as a bonus, and (iii) Stock sold, or previously sold, under the Plan. Bonus rights will be subject to rules, terms, and conditions as the Board of Directors may prescribe.

           7.8.2 BONUS RIGHTS IN CONNECTION WITH OPTIONS AND STOCK APPRECIATION RIGHTS. A bonus right granted in connection with an option will entitle an optionee to a cash bonus when the related option is exercised (or is surrendered in connection with exercise of a stock appreciation right related to the option) in whole or in part. A bonus right granted in connection with a stock appreciation right will entitle the holder to a cash bonus when the stock appreciation right is exercised. Upon exercise of an option, the amount of the bonus shall be determined by multiplying the excess of the total fair market value of the shares to be acquired upon the exercise over the total exercise price for the shares by the applicable bonus percentage. Upon exercise of a stock appreciation right, the bonus shall be determined by multiplying the total fair market value of the shares or cash received pursuant to the exercise of the stock appreciation right by the applicable bonus percentage. The bonus percentage applicable to a bonus right shall be determined from time to time by the Board of Directors but shall in no event exceed 100 percent.

           7.8.3 BONUS RIGHTS IN CONNECTION WITH STOCK BONUS. A bonus right granted in connection with Stock awarded as a bonus will entitle the person awarded such Stock to a cash bonus either at the time the Stock is awarded or at such time as restrictions, if any, to which the Stock is subject lapse. If Stock awarded is subject to restrictions and is repurchased by the Company or forfeited by the holder, the bonus right granted in connection with such Stock shall terminate and may not be exercised. The amount of any cash bonus to be awarded and the time such cash bonus is to be paid shall be determined from time to time by the Board of Directors.

           7.8.4 BONUS RIGHTS IN CONNECTION WITH STOCK PURCHASE. A bonus right granted in connection with Stock purchased hereunder (excluding Stock purchased pursuant to an option) shall terminate and may not be exercised in the event the Stock is repurchased by the Company or forfeited by the holder pursuant to restrictions applicable to the Stock. The amount of any cash bonus to be awarded and the time such cash bonus is to be paid shall be determined from time to time by the Board of Directors.

           7.8.5 WITHHOLDING. The Company shall have the right to withhold from the bonus the amount of cash necessary to satisfy any applicable federal, state and local withholding tax requirements. If the amount of the payment in cash is insufficient to satisfy the withholding requirements, the employee shall, on notification of the amount due, and before or concurrently with delivery of any stock certificates, pay to the Company the amounts necessary to satisfy the withholding requirements. If additional withholding becomes required beyond any amount deposited before delivery of the certificates, the employee shall pay such amount to the Company on demand. If the employee fails to pay the amount demanded, the Company shall have the right to withhold that amount from other amounts payable by the Company to the employee, including salary, subject to applicable law.

    8. NONTRANSFERABILITY. Each option, stock appreciation right, or cash bonus right granted under the Plan by its terms shall be nonassignable and nontransferable by the holder except by will or by the laws of descent and distribution of the state or country of the holder's domicile at the time of death, and each option, stock appreciation right, or cash bonus right by its terms shall be exercisable during the holder's lifetime only by the holder.

    9.  TERMINATION OF EMPLOYMENT.

        9.1 RETIREMENT OR GENERAL TERMINATION. If an employee's employment by the Company or any parent or subsidiary of the Company is terminated by retirement or for any reason other than in the circumstances specified in
    Section 9.2 below, any option, stock appreciation right or cash bonus right held by the employee may be exercised at any time prior to its expiration date or the expiration of three months after the date of the termination, whichever is the shorter period, but only if and to the extent the employee was entitled to exercise the option, stock appreciation right or cash bonus right on the date of termination. Transfer of an employee by the Company or any parent or subsidiary of the Company to the Company or any parent or subsidiary of the Company shall not be considered a termination for purposes of the Plan.

        9.2 DEATH OR DISABILITY. If an employee's employment by the Company or any parent or subsidiary of the Company is terminated because of death or physical disability (within the meaning of Section 22(e)(3) of the Code), any option, stock appreciation right or cash bonus right held by the employee may be exercised at any time prior to its expiration date or the expiration of one year after the date of termination, whichever is the shorter period, for the greater of (a) the number of remaining shares for which the employee was entitled to exercise the option, stock appreciation right or cash bonus right on the date of termination or (b) the number of remaining shares for which the employee would have been entitled to exercise the option, stock appreciation right or cash bonus right if such option or right had been 50 percent exercisable on the date of termination. If an employee's employment is terminated by death, any option, stock appreciation right or cash bonus right held by the employee shall be exercisable only by the person or persons to whom the employee's rights under the option, stock appreciation right or cash bonus right pass by the employee's will or by the laws of descent and distribution of the state or country of the employee's domicile at the time of death.

        9.3 TERMINATION OF UNEXERCISED RIGHTS. To the extent an option, stock appreciation right or cash bonus right held by any deceased employee or by any employee whose employment is terminated is not exercised within the limited periods provided above, all further rights to exercise the option, stock appreciation right or cash bonus right shall terminate at the expiration of such periods.

        9.4 TERMINATION OF NON-EMPLOYEES. With respect to options, stock appreciation rights and cash bonus rights granted to persons who are not employees of the Company, the Board of Directors may establish provisions relating to the termination of those persons' status with the Company.

        9.5 REPURCHASE OF OPTIONS. The Board of Directors may establish provisions relating to the repurchase of any shares acquired upon the exercise of options, in the event of termination of employment or termination of service of non-employees for any reason other than in circumstances specified in Section 9.2. The repurchase price may be stated in each option as prescribed by the Board of Directors, provided that such repurchase price shall not be an amount less than (i) the fair market value at the time of purchase, or (ii) the original purchase price, whichever is less, and further provided that the right to repurchase lapses with respect to at least 20% of the number of shares per year over five years from the date the option is granted, and the repurchase right is exercised within 90 days after termination of employment or service.

    10. CHANGES IN CAPITAL STRUCTURE. If the outstanding shares of Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of any reorganization, merger, consolidation, plan of exchange, recapitalization, reclassification, stock split, combination of shares, or dividend payable in shares, appropriate adjustment shall be made by the Board of Directors in the number and kind of shares for the purchase of which options or stock appreciation rights may be granted and for which Stock may be awarded as bonuses or sold subject to restrictions under the Plan. In addition, the Board of Directors shall make appropriate adjustments in the number and kind of shares as to which outstanding options, or portions thereof then unexercised, shall be exercisable, and the number and kind of shares covered by outstanding stock appreciation rights. Adjustments in outstanding options shall be made without change in the total price applicable to the unexercised portion of any option and with a corresponding adjustment in the exercise price per share; provided, however, that with respect to Incentive Stock Options, (i) the excess of the aggregate fair market value of the shares subject to the option immediately after the adjustment over the aggregate exercise price of those shares shall not be more than the excess of the aggregate fair market value of the shares subject to the option immediately before the adjustment over the aggregate exercise price of those shares, (ii) the adjusted option shall not give the optionee additional benefits that the optionee did not have before the adjustment, and
(iii) on a share-by-share comparison, the ratio of the exercise price to the fair market value of the shares subject to the option immediately after the adjustment shall be no more favorable to the optionee than the ratio of the exercise price to the fair market value of the shares subject to the option immediately before the adjustment. Adjustments in outstanding stock appreciation rights shall be made without change in their total value. Any such adjustment made by the Board of Directors shall be conclusive. In the event of dissolution or liquidation of the Company or a merger, consolidation, or plan of exchange affecting the Company, in lieu of making adjustments as provided for above in this Section 10, the Board of Directors may, in its sole discretion, provide a 30-day period prior to such event during which optionees shall have the right to exercise options or stock appreciation rights.

    11. CORPORATE MERGERS, ACQUISITIONS, ETC. The Board of Directors may also grant options and stock appreciation rights having terms and provisions which vary from those specified in this Plan provided that any options and stock appreciation rights granted pursuant to this section are granted in substitution for, or in connection with assumption of, existing options and stock appreciation rights granted by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation to which the Company or a subsidiary is a party.

    12. AMENDMENT OF PLAN. The Board of Directors may at any time and from time to time modify or amend the Plan in such respects as it deems advisable because of changes in the law while the Plan is in effect or for any other reason. After the Plan has been approved by the shareholders and except as provided in Section 10, however, no change in an option or stock appreciation right already granted to any person shall be made without the written consent of such person. Furthermore, unless approved at an annual meeting or a special meeting by the shareholders of the Company entitled to vote thereon, no amendment or change shall be made in the Plan (a) increasing the total number of shares that may be issued under the Plan, or (b) changing the class of persons eligible to receive options under the Plan.

    13. APPROVALS. The Company's obligations under the Plan are subject to the approval of state and federal authorities or agencies with jurisdiction in the matter. The Company will use its best efforts to take steps required by state or federal law or applicable regulations, including rules and regulations of the Securities and Exchange Commission in connection with the granting of any option or the issuance or sale of any shares under the Plan. The foregoing notwithstanding, the Company shall not be obligated to issue or deliver shares of Stock under the Plan if the Company is advised by its legal counsel that such issuance or delivery would violate applicable state or federal laws.

    14. EMPLOYMENT RIGHTS. Nothing in the Plan or any grant pursuant to the Plan shall confer on any employee any right to be continued in the employment of the Company or any parent or subsidiary of the Company or shall interfere in any way with the right of the Company or any parent or subsidiary of the Company by whom such employee is employed to terminate such employee's employment at any time, with or without cause.

    15. RIGHTS AS A SHAREHOLDER. A holder of an option or a stock appreciation right, a recipient of Stock awarded as a bonus, or a purchaser of Stock shall have no rights as a shareholder with respect to any shares covered by any option, stock appreciation right, bonus award, or stock purchase agreement until the date of issue of a stock certificate to him or her for such shares. Except as otherwise provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

    16. INFORMATION. Financial statements of the Company will be provided annually to each optionee under the Plan.

Effective Date: September 2, 1999

Amended: May 9, 2000

                                                                      APPENDIX B

                               MEDICALOGIC, INC.
                       1999 EMPLOYEE STOCK PURCHASE PLAN
        (AS AMENDED AS OF <#>NOVEMBER 18, 1999)</#> <*>MAY 9, 2000)</*>

    1. PURPOSE OF THE PLAN. MedicaLogic, Inc. (the "COMPANY") believes that ownership of shares of its common stock by employees of the Company and its Participating Subsidiaries (hereinafter defined) is desirable as an incentive to better performance and improvement of profits, and as a means by which employees may share in the rewards of growth and success. The purpose of the Company's 1999 Employee Stock Purchase Plan (the "PLAN") is to provide a convenient means by which employees of the Company and Participating Subsidiaries may purchase the Company's shares through payroll deductions and a method by which the Company may assist and encourage such employees to become share owners.

    2.  SHARES RESERVED FOR THE PLAN.  There are <#>1,000,000</#>
<*>2,500,000</*> shares of the Company's authorized but unissued or reacquired
Common Stock reserved for purposes of the Plan. The number of shares reserved for the Plan is subject to adjustment in the event of any stock dividend, stock split, combination of shares, recapitalization or other change in the outstanding Common Stock of the Company. The determination of whether an adjustment shall be made and the manner of any such adjustment shall be made by the Board of Directors of the Company, which determination shall be conclusive.

    3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Board of Directors. The Board of Directors may promulgate rules and regulations for the operation of the Plan, adopt forms for use in connection with the Plan, and decide any question of interpretation of the Plan or rights arising thereunder. The Board of Directors may consult with counsel for the Company on any matter arising under the Plan. All determinations and decisions of the Board of Directors shall be conclusive. Notwithstanding the foregoing, the Board of Directors, if it so desires, may delegate to the Compensation Committee of the Board the authority for general administration of the Plan.

    4. ELIGIBLE EMPLOYEES. Except as indicated below, all full-time employees of the Company and all full-time employees of each of the Company's subsidiary corporations which is designated by the Board of Directors of the Company as a participant in the Plan (such participating subsidiary being hereinafter called a "PARTICIPATING SUBSIDIARY") are eligible to participate in the Plan. Any employee who would, after a purchase of shares under the Plan, own or be deemed (under Section 424(d) of the Internal Revenue Code of 1986, as amended (the "CODE")) to own stock (including stock subject to any outstanding options held by the employee) possessing 5 percent or more of the total combined voting power or value of all classes of stock of the Company or any parent or subsidiary of the Company, shall be ineligible to participate in the Plan. A "full-time employee" is one who is in the active service of the Company or a Participating Subsidiary on the applicable Subscription Deadline (as defined below) excluding, however, any employee whose customary employment is 20 hours or less per week or whose customary employment is for not more than five months per calendar year.

    5.  OFFERINGS.

    (a)  OFFERINGS AND PURCHASE PERIODS.  The Plan shall be implemented by
(1) an initial offering ("INITIAL OFFERING") beginning on the first day that the Company's Common Stock is publicly traded on the Nasdaq National Market and ending on February 15, 2002 and (2) a series of one-year offerings ("SUBSEQUENT OFFERINGS" and, together with the Initial Offering, the "OFFERINGS"), with a new Subsequent Offering commencing on February 15 of each year beginning with February 15, 2002 and ending on February 15 of the following year. The first day of each Offering is the "OFFERING DATE." The Initial Offering shall include four purchase periods ("PURCHASE PERIODS"), the first of which shall commence on the first day of the Initial Offering and end on August 15, 2000 and the others of which shall be consecutive six-month periods thereafter ending on February 15, 2001, August 15, 2001 and February 15, 2002. Each Subsequent Offering shall include two six-month Purchase Periods ending on August 15 and February 15 of that Offering. The last day of each Purchase Period is a "PURCHASE DATE" for the applicable Offering.

    (b) GRANTS; LIMITATIONS. On each Offering Date, each eligible employee shall be granted an option under the Plan to purchase shares of Common Stock on the Purchase Dates for the Offering for the price determined under paragraph 7 of the Plan exclusively through payroll deductions authorized under paragraph 6 of the Plan; provided, however, that (a) no option shall permit the purchase of more than 10,000 shares, and (b) no option may be granted under the Plan that would allow an employee's right to purchase shares under all stock purchase plans of the Company and its parents and subsidiaries to which Section 423 of the Code applies to accrue at a rate that exceeds $25,000 of fair market value of shares (determined at the date of grant) for each calendar year in which such option is outstanding.

    6.  PARTICIPATION IN THE PLAN.

    (a) INITIATING PARTICIPATION. An eligible employee may participate in an Offering under the Plan by filing with the Company a subscription and payroll deduction authorization on a form furnished by the Company. The subscription and payroll deduction authorization must be filed no later than 10 days prior to the Offering Date (the "SUBSCRIPTION DEADLINE"), except that for the Initial Offering the Subscription Deadline shall be the earlier of (i) the Offering Date or (ii) four business days before the first payday occurring on or after the Offering Date. Once filed, a subscription and payroll deduction authorization shall remain in effect for subsequent Offerings unless amended or terminated. The payroll deduction authorization will authorize the employing corporation to make payroll deductions from each of the participant's paychecks during the Offering other than a paycheck issued on the Offering Date. The amount to be deducted shall be designated by the participant in the payroll deduction authorization and must be a whole percentage of not less than one percent and not more than 15 percent of the gross amount of base pay plus commissions, if any, payable to the participant for the period covered by each paycheck. If payroll deductions are made by a Participating Subsidiary, that corporation will promptly remit the amount of the deductions to the Company.

    (b) AMENDING OR TERMINATING PARTICIPATION. After a participant has begun participating in the Plan by initiating payroll deductions, the participant may not amend the payroll deduction authorization except for an amendment effective for the first paycheck of a calendar quarter, but may terminate participation in the Plan at any time prior to the tenth day before a Purchase Date by written notice to the Company. A permitted change in payroll deductions shall be effective for any pay period only if written notice is received by the Company at least five banking days prior to the payday for that pay period. Participation in the Plan shall also terminate when a participant ceases to be an eligible employee for any reason, including death or retirement. A participant may not reinstate participation in the Plan with respect to a particular Offering after once terminating participation in the Plan with respect to that Offering. Upon termination of a participant's participation in the Plan, all amounts deducted from the participant's pay and not previously used to purchase shares under the Plan shall be either returned to the participant or, if so elected by a participant who continues to be an eligible employee, retained in the participant's account and applied to purchase shares on the next Purchase Date under the Plan.

    7. OPTION PRICE. The price at which shares shall be purchased on any Purchase Date in an Offering shall be the lower of (a) 85% of the fair market value of a share of Common Stock on the Offering Date of the Offering or
(b) 85% of the fair market value of a share of Common Stock on the Purchase Date. The fair market value of a share of Common Stock on any date shall be the closing price on the immediately preceding trading day as reported by the Nasdaq National Market or, if the

Common Stock is not reported on the Nasdaq National Market, such other reported value of the Common Stock as shall be specified by the Board of Directors. On the Offering Date for the Initial Offering, the closing price on the immediately preceding trading day shall be deemed to be the public offering price set forth in the final prospectus filed with the Securities and Exchange Commission in connection with the initial public offering of the Common Stock.

    8. SPECIAL RULES FOR NEW EMPLOYEES. Each Purchase Date in an Offering other than the last Purchase Date of the Offering shall also be an "INTERIM OFFERING DATE" and the date 10 days prior to an Interim Offering Date shall be a "SUBSCRIPTION DEADLINE" applicable to that Interim Offering Date. If a person becomes a full-time employee after the Subscription Deadline for an Offering under the Plan and before the Subscription Deadline applicable to any Interim Offering Date, the new employee will be granted an option on that Interim Offering Date (but not on any subsequent Interim Offering Date) having the same terms and conditions as the options granted on the Offering Date, except that for purposes of determining under paragraph 7 the price at which shares shall be purchased in an Offering by a new employee, "the fair market value of a share of Common Stock on the Offering Date" shall be deemed to be the higher of the fair market value of a share of Common Stock on the Interim Offering Date or the fair market value of a share of Common Stock on the initial Offering Date for such Offering. To participate in the current Offering, a new employee must submit a subscription and payroll deduction authorization as provided for in paragraph 6(a) no later than the Subscription Deadline applicable to the Interim Offering Date.

    9. PURCHASE OF SHARES. All amounts withheld from the pay of a participant shall be credited to his or her account under the Plan by the Custodian appointed under paragraph 10. No interest will be paid on such accounts, unless otherwise determined by the Board of Directors. On each Purchase Date, the amount of the account of each participant will be applied to the purchase of whole shares by such participant from the Company at the price determined under paragraph 7. Any cash balance remaining in a participant's account after a Purchase Date because it was less than the amount required to purchase a full share shall be retained in the participant's account for the next Purchase Period. Any other amounts in a participant's account after a Purchase Date will be repaid to the participant.

    10. DELIVERY AND CUSTODY OF SHARES. Shares purchased by participants pursuant to the Plan will be delivered to and held in the custody of such investment or financial firm (the "CUSTODIAN") as shall be appointed by the Board of Directors. The Custodian may hold in nominee or street name certificates for shares purchased pursuant to the Plan, and may commingle shares in its custody pursuant to the Plan in a single account without identification as to individual participants. By appropriate instructions to the Custodian on forms to be provided for that purpose, a participant may from time to time sell all or part of the shares held by the Custodian for the participant's account at the market price at the time the order is executed. By appropriate instructions to the Custodian on forms to be provided for that purpose, a participant may obtain (a) transfer into the participant's own name of all or part of the shares held by the Custodian for the participant's account and delivery of such shares to the participant, or (b) transfer of all or part of the shares held for the participant's account by the Custodian to a regular individual brokerage account in the participant's own name, either with the firm then acting as Custodian or with another firm; provided, however, that no shares may be transferred under
(a) or (b) until two years after the Offering Date of the Offering (or Interim Offering Date, if applicable) in which the shares were purchased and one year after the Purchase Date on which the shares were purchased.

    11. RECORDS AND STATEMENTS. The Custodian will maintain the records of the Plan. As soon as practicable after each Purchase Date each participant will receive a statement showing the activity of his account since the preceding Purchase Date and the balance on the Purchase Date as to both cash and shares. Participants will be furnished such other reports and statements, and at such intervals, as the Board of Directors shall determine from time to time.

    12. EXPENSE OF THE PLAN. The Company will pay all expenses incident to operation of the Plan, including costs of record keeping, accounting fees, legal fees, commissions and issue or transfer taxes on purchases pursuant to the Plan and on delivery of shares to a participant or into his or her brokerage account. The Company will not pay expenses, commissions or taxes incurred in connection with sales of shares by the Custodian at the request of a participant. Expenses to be paid by a participant will be deducted from the proceeds of sale prior to remittance.

    13. RIGHTS NOT TRANSFERABLE. The right to purchase shares under this Plan is not transferable by a participant, and such right is exercisable during the participant's lifetime only by the participant. Upon the death of a participant, any cash withheld and not previously applied to purchase shares, together with any shares held by the Custodian for the participant's account shall be transferred to the persons entitled thereto under the laws of the state of domicile of the participant upon a proper showing of authority.

    14. DIVIDENDS AND OTHER DISTRIBUTIONS. Cash dividends and other cash distributions, if any, on shares held by the Custodian will be paid currently to the participants entitled thereto unless the Company subsequently adopts a dividend reinvestment plan and the participant directs that his or her cash dividends be invested in accordance with such plan. Stock dividends and other distributions in shares of Common Stock of the Company on shares held by the Custodian shall be issued to the Custodian and held by it for the account of the respective participants entitled thereto.

    15. VOTING AND SHAREHOLDER COMMUNICATIONS. In connection with voting on any matter submitted to the shareholders of the Company, the Custodian will furnish to each participant a proxy authorizing the participant to vote the shares held by the Custodian for his account. Copies of all general communications to shareholders of the Company will be sent to participants in the Plan.

    16. TAX WITHHOLDING. Each participant who has purchased shares under the Plan shall immediately upon notification of the amount due, if any, pay to the Company in cash amounts necessary to satisfy any applicable federal, state and local tax withholding determined by the Company to be required. If the Company determines that additional withholding is required beyond any amount deposited at the time of purchase, the participant shall pay such amount to the Company on demand. If the participant fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the participant, including salary, subject to applicable law.

    17. RESPONSIBILITY AND INDEMNITY. Neither the Company, its Board of Directors, the Custodian, any Participating Subsidiary, nor any member, officer, agent, or employee of any of them, shall be liable to any participant under the Plan for any mistake of judgment or for any omission or wrongful act unless resulting from gross negligence, willful misconduct or intentional misfeasance. The Company will indemnify and save harmless its Board of Directors, the Custodian and any such member, officer, agent or employee against any claim, loss, liability or expense arising out of the Plan, except such as may result from the gross negligence, willful misconduct or intentional misfeasance of such entity or person.

    18. CONDITIONS AND APPROVALS. The obligations of the Company under the Plan shall be subject to compliance with all applicable state and federal laws and regulations, compliance with the rules of any stock exchange on which the Company's securities may be listed, and approval of such federal and state authorities or agencies as may have jurisdiction over the Plan or the Company. The Company will use its best effort to comply with such laws, regulations and rules and to obtain such approvals.

    19. AMENDMENT OF THE PLAN. The Board of Directors of the Company may from time to time amend the Plan in any and all respects, except that without the approval of the shareholders of the Company, the Board of Directors may not increase the number of shares reserved for the Plan (except for adjustments authorized in paragraph 2, above) or decrease the purchase price of shares offered pursuant to the Plan.

    20. TERMINATION OF THE PLAN. The Plan shall terminate when all of the shares reserved for purposes of the Plan have been purchased, provided that the Board of Directors in its sole discretion may at any time terminate the Plan without any obligation on account of such termination, except as hereinafter in this paragraph provided. Upon termination of the Plan, the cash and shares, if any, held in the account of each participant shall forthwith be distributed to the participant or to the participant's order, provided that if prior to the termination of the Plan, the Board of Directors and shareholders of the Company shall have adopted and approved a substantially similar plan, the Board of Directors may in its discretion determine that the account of each participant under this Plan shall be carried forward and continued as the account of such participant under such other plan, subject to the right of any participant to request distribution of the cash and shares, if any, held for his account.

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                               MEDICALOGIC, INC.
                                    PROXY


                          ANNUAL MEETING, MAY 9, 2000

                     PROXY SOLICITED BY BOARD OF DIRECTORS

                       PLEASE SIGN AND RETURN THIS PROXY


     The undersigned hereby appoints Mark K. Leavitt, David C. Moffenbeier and Frank J. Spina, and each of them, proxies with power of substitution to vote, on behalf of the undersigned, all shares that the undersigned may be entitled to vote at the annual meeting of shareholders of MedicaLogic, Inc. (the "Company") to be held on May 9, 2000 and at any adjournments thereof, with all powers that the undersigned would possess if personally present, with respect to the following:

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                          ^  FOLD AND DETACH HERE  ^

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                                                           Please mark      /X/
                                                          your votes as
                                                           indicated in
                                                           this example

                                                     FOR    AGAINST   ABSTAIN
1.   Amendment of the Company's 1999                 / /      / /       / /
     Stock Incentive Plan to increase the
     total number of shares of Company common stock reserved for issuance under such plan from 2,000,000 to 8,000,000 shares.

                                                     FOR    AGAINST   ABSTAIN
2.   Amendment of the Company's Employee             / /      / /       / /
     Stock Purchase Plan to increase the
     total number of shares of Company
     common stock reserved for issuance under such plan from 1,000,000 to 2,500,000 shares.


                                FOR ALL NOMINEES          WITHHOLD AUTHORITY
                             (except as marked to     (to vote for all nominees
                              the contrary below)           listed below)
3.   Election of Directors           / /                         / /

(Instructions: To withhold authority to vote for any individual, strike a line through the nominee's name below.)

CLASS I                       CLASS II                  CLASS III
Bruce M. Fried                Esther Dyson*             Fredric G. Reynolds*
C. Martin Harris*             Richard D. Rehm*
Mark K. Leavitt
Paul T. Sheils*

* The election of these nominees is subject to certain conditions described in the Proxy Statement.

4. Transaction of any business that properly comes before the meeting or any adjournments thereof. A majority of the proxies or substitutes at the meeting may exercise all the powers granted hereby.

Please Note: Any shares of stock of the Company held in the name of fiduciaries, custodians or brokerage houses for the benefit of their clients may only be voted by the fiduciary, custodian or brokerage house itself-- the beneficial owner may not directly vote or appoint a proxy to vote the shares and must instruct the person or entity in whose name the shares are held how to vote the shares held for the beneficial owner. Therefore, if any shares of stock of the Company are held in "street name" by a brokerage house, only the brokerage house, at the instruction of its client, may vote or appoint a proxy to vote the shares.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE HEREOF, BUT IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS. THE PROXIES MAY VOTE IN THEIR DISCRETION AS TO OTHER MATTERS THAT MAY COME BEFORE THIS MEETING.

THE ANNUAL MEETING OF SHAREHOLDERS OF MEDICALOGIC, INC. WILL BE HELD ON
MAY 9, 2000 AT 10:00 A.M. AT THE HOTEL VINTAGE PLAZA, 422 SW BROADWAY, PORTLAND, OREGON 97205.

Signature(s)
             -------------------------------------------

Signature if held jointly
                          ------------------------------

Dated                    , 2000
      ------------------


Please date and sign as name is imprinted hereon, including designation as executor, trustee, etc., if applicable. A corporation must sign its name by the president or other authorized officer.

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